UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HOWMET AEROSPACE

2026
Notice of Annual Meeting of Shareholders and Proxy Statement

May 19, 2026

HOWMET AEROSPACE

Who We Are

OUR VISION

We are a company of innovators and makers. We are transforming the future with high-performance engineered solutions that are paired with advanced manufacturing expertise.

OUR MISSION

Leverage our differentiated technologies to reduce the carbon footprint of our customers by delivering products that enable lighter, more fuel-efficient aircraft and commercial vehicles, and enable sustainable power generation.

WHAT WE DO

Howmet Aerospace is a manufacturer of high-performance advanced engineered solutions for the aerospace, defense, and transportation markets.

Engine Products

Produce components enabling quieter, cleaner and more fuel-efficient aerospace engines and gas turbines.

Fastening Systems

Make aerospace and industrial fasteners to hold together aircraft, jet engines, commercial trucks, wind turbines, solar panels, and more.

Engineered Structures

Manufacture advanced, multi-material parts that make aircraft and vehicles lighter and more fuel-efficient.

Forged Wheels

Forge strong aluminum wheels that allow commercial trucks to run lighter and more fuel-efficiently.

HOW WE OPERATE

As **One Team**, with **One Direction**, using **One Plan**.

Value Our People

- Emphasize health and safety.
- Foster a “speak up” culture.
- Embrace a diverse and inclusive work environment.
- Support the communities where we operate.

Drive Operational Excellence

- Lead with integrity.
- Continuously improve operations.
- Focus on the few things that matter.
- Align to win together.
- Deliver value to shareholders.

Win With Our Customers

- Collaborate to solve customer challenges.
- Innovate for our customers’ success.
- Deliver with quality.
- Act with our customers in mind.

Copyright 2026 © Howmet Aerospace. All rights reserved.

Letter to Our Shareholders
DEAR HOWMET AEROSPACE SHAREHOLDERS:
We are pleased to invite you to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Howmet Aerospace Inc., which will be held virtually via live webcast on Tuesday, May 19, 2026, at 9:00 a.m. Eastern Time. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/HWM2026.
We believe hosting a virtual Annual Meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our shareholders, and reduces the cost and environmental impact of the Annual Meeting.
We are pleased to present you with our 2026 Proxy Statement (the “Proxy Statement”), which represents our continuing commitment to transparency, good governance and performance-based executive compensation, and reflects the input we have received during dialogue with our investors. We encourage you to read the Proxy Statement carefully and vote your shares in accordance with the instructions included herein.
We also encourage you to review our 2025 Annual Report for more information on the Company’s performance. We are proud of our progress and achievements in 2025 and are encouraged by the opportunities 2026 presents.
Your vote is very important to us. Whether or not you will attend and participate in the Annual Meeting, we hope that your shares are represented and voted. In advance of the Annual Meeting on May 19, 2026, please cast your vote by internet, telephone, or mail. Instructions on how to vote are found in the section entitled “Questions and Answers About the Annual Meeting and Voting” in the Proxy Statement.
Thank you for being a shareholder of Howmet Aerospace. On behalf of the Board of Directors and employees of the Company, we appreciate your continued support.
Sincerely,
John C. Plant Executive Chairman and Chief Executive Officer	James F. Albaugh Independent Lead Director
April 6, 2026

Notice of 2026 Annual Meeting
of Shareholders
MEETING INFORMATION
Logistics

DATE AND TIME	VIRTUAL MEETING	RECORD DATE
Tuesday, May 19, 2026 9:00 a.m. Eastern Time	www.virtualshareholdermeeting.com/HWM2026	Shareholders of record of Howmet Aerospace common stock as of the close of business on March 24, 2026 are entitled to vote at the meeting.
ITEMS OF BUSINESS
Agenda		Board Recommendation	See Page
1.	Election of 9 Directors to Serve a One-Year Term Expiring at the 2027 Annual Meeting of Shareholders	FOR each nominee	6
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2026	FOR	42
3.	Advisory Vote to Approve Executive Compensation	FOR	45
4.	Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof
Shareholders will be able to virtually attend the Annual Meeting, vote their shares electronically and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HWM2026 and entering their 16-digit control number. Voting now at www.proxyvote.com will ensure your representation at the Annual Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote.
VOTING

Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Attend the virtual meeting and vote online

For further information about how to participate in the meeting via live webcast, and how to submit questions and vote your shares during the live webcast, please see the “Questions and Answers About the Annual Meeting and Voting” and “Additional Details Regarding the Virtual Annual Meeting” sections of the proxy statement.

A complete list of shareholders entitled to vote at the meeting will be available for examination during the meeting at www.virtualshareholdermeeting.com/HWM2026.
On behalf of Howmet Aerospace’s Board of Directors, Margaret S. Lam Associate General Counsel, Chief Securities and Governance Counsel and Assistant Secretary April 6, 2026

ii	PROXY STATEMENT
1	PROXY SUMMARY
1	2026 Annual Meeting of Shareholders
1	Voting Matters and Board Recommendations
1	How to Vote Your Shares
2	2025 Financial and Operating Highlights
3	Director Nominees
4	Environmental, Social and Governance (ESG) Highlights
5	Executive Compensation Highlights
6	ITEM 1—ELECTION OF DIRECTORS
7	Summary of Director Qualifications and Attributes
8	Director Nominees
16	Board Composition and Refreshment
16	Director Tenure Policy
17	Nominating Board Candidates—Procedures and Director Qualifications
17	Minimum Qualification for Director Nominees and Board Member Attributes
17	Process of Evaluation of Director Candidates
17	Shareholder Recommendations for Director Nominees
18	Shareholder Nominations
19	DIRECTOR COMPENSATION
19	Director Fees
20	Directors’ Alignment with Shareholders
20	Stock Ownership Guideline for Directors
21	Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging
21	2025 Director Compensation
21	Director Deferral Program
22	CORPORATE GOVERNANCE
24	The Structure and Role of the Board of Directors
24	Board Leadership Structure
25	The Board’s Role in Company Oversight
26	The Board’s Role in Risk Oversight
28	Committees of the Board
30	Board Meetings and Attendance
31	Director Orientation and Continuing Education
32	Board, Committee and Director Evaluations
32	Shareholder Engagement
34	Communications with Directors
34	Director Independence
34	Voting for Directors
35	Related Person Transactions
35	Review, Approval and Ratification of Transactions with Related Persons
35	Transactions with Related Persons in 2025
36	Compensation Committee Interlocks and Insider Participation
36	Compensation Consultants
36	Recovery of Incentive Compensation
37	Code of Conduct and Code of Ethics
37	Our Corporate Governance Documents
38	ENVIRONMENTAL AND SOCIAL RESPONSIBILITY
39	STOCK OWNERSHIP INFORMATION
39	Stock Ownership of Certain Beneficial Owners
40	Stock Ownership of Directors and Executive Officers
41	Section 16(a) Beneficial Ownership Reporting Compliance
42	ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
43	Report of the Audit Committee
44	Audit and Non-Audit Fees
45	ITEM 3—ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
45	Compensation Committee Report
46	EXECUTIVE COMPENSATION
46	Compensation Discussion and Analysis
47	Summary of Key 2025 Inputs and Decisions
49	Compensation Philosophy and Design
55	2025 Annual Cash Incentive Compensation Plan Design, Targets and Results
56	2025 Long-Term Incentives
57	2025 Individual Compensation Arrangements and Performance-Based Pay Decisions
61	Compensation Tables
61	2025 Summary Compensation Table
62	2025 Grants of Plan-Based Awards
63	2025 Outstanding Equity Awards at Fiscal Year-End
64	2025 Option Exercises and Stock Vested
64	2025 Pension Benefits
65	2025 Nonqualified Deferred Compensation
66	Potential Payments Upon Termination or Change in Control
69	2025 CEO Pay Ratio
70	2025 Pay Versus Performance (“PvP”)
76	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
81	Additional Details regarding the Virtual Annual Meeting
A-1	ATTACHMENTS
A-1	Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services
B-1	Attachment B—Howmet Aerospace Inc. Peer Group Companies
C-1	Attachment C—Calculation of Financial Measures

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   i

Proxy Statement
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2026
The Company’s Notice of 2026 Annual Meeting of Shareholders, Proxy Statement and 2025 Annual Report on Form 10-K are available at www.proxyvote.com.
The Board of Directors of Howmet Aerospace Inc. (“Howmet Aerospace” or the “Company”) is providing this Proxy Statement in connection with Howmet Aerospace’s 2026 Annual Meeting of Shareholders to be held on Tuesday, May 19, 2026 at 9:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/HWM2026. Shareholders may attend the virtual meeting, vote their shares and submit questions during the meeting. There will be no physical in-person meeting
Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released to shareholders on or about April 6, 2026. In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each shareholder of record, the Company may furnish proxy materials by providing access to those documents on the internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. Shareholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials.
Forward-Looking Statements
This Proxy Statement contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates”, “believes”, “could”, “envisions”, “estimates”, “expects”, “forecasts”, “goal”, “guidance”, “intends”, “may”, “outlook”, “plans”, “projects”, “seeks”, “sees”, “should”, “targets”, “will”, “would”, or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, forecasts and outlook relating to: the condition of markets; future financial results or operating performance; future strategic actions; the Company’s strategies, outlook, and business and financial prospects; any future dividends, debt actions, and repurchases of its common stock; and statements regarding any planned or completed acquisitions, including the expected benefits and timing of such acquisitions. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include the risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2025 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Website References
Links to websites included in this Proxy Statement are provided solely for convenience purposes. Contents on the websites, including content on our Company website, is not, and shall not be deemed to be part, or incorporated by reference into, this Proxy Statement or any of our filings with the SEC.

ii   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Proxy Summary
We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and the 2025 Annual Report of Howmet Aerospace Inc. before you vote.
2026 ANNUAL MEETING OF SHAREHOLDERS
Date and Time:	Record Date and Voting:
Tuesday, May 19, 2026 9:00 a.m. Eastern Time
March 24, 2026
Howmet Aerospace shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote on all matters to be voted on. As of March 24, 2026, the record date for the Annual Meeting, there were 400,713,557 shares of common stock outstanding and expected to be entitled to vote at the 2026 Annual Meeting. There are no other securities of the Company outstanding and entitled to vote at the 2026 Annual Meeting.

Virtual Meeting—Live Webcast:
www.virtualshareholdermeeting.com/HWM2026 There will be no physical in-person meeting.
Please see “Questions and Answers About the Annual Meeting and Voting” on page 76 and “Additional Details Regarding the Virtual Annual Meeting” on page 81 for more details.
Voting Matters and Board Recommendations

The Board of Directors recommends that you vote as follows:
Voting Matters		Unanimous Board Recommendation	Page Reference (for more detail)
1.	Election of 9 Directors to Serve a One-Year Term Expiring at the 2027 Annual Meeting of Shareholders	FOR each nominee	6
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2026	FOR	42
3.	Advisory Vote to Approve Executive Compensation	FOR	45
How to Vote Your Shares

By Internet	By Telephone	By Mail	During the Annual Meeting
Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free from the U.S., U.S. territories or Canada, 24/7, 1 (800) 690-6903.	Mark, Sign, Date and Return your proxy card or voting instruction form in the enclosed envelope.	Attend the virtual 2026 Annual Meeting and vote online. See page 76 for instructions on how to attend and vote online.
Beneficial Owners of Shares, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker or other organization.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   1

Proxy Summary—About Howmet Aerospace

About Howmet Aerospace
Howmet Aerospace is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and airframe structural components necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged aluminum wheels for commercial transportation. Howmet Aerospace’s technological capabilities support the innovation and growth of next-generation aerospace programs. Its differentiated technologies enable lighter, more fuel-efficient aircraft and commercial trucks to operate with a lower carbon footprint and support more sustainable air and ground transportation. Howmet Aerospace has four reportable segments, which are organized by product on a worldwide basis:
2025 Financial and Operating Highlights (in millions, except per share amounts)	2025	2024
Sales	$8,252	$7,430
Net income	$1,508	$1,155
Net income excluding special items*	$1,533	$1,107
Adjusted EBITDA excluding special items*	$2,416	$1,914
Cash provided from operations	$1,884	$1,298
Cash used for financing activities	$(1,269)	$(1,026)
Cash used for investing activities	$(438)	$(316)
Free cash flow*	$1,431	$977
Total assets	$11,179	$10,519
Total liabilities	$5,826	$5,965
Common stock outstanding (on December 31)	402	405
Per common share data
Diluted earnings per share	$3.71	$2.81
Diluted earnings per share excluding special items*	$3.77	$2.69
Dividends paid per share	$0.44	$0.26

*
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used.

2025 Sales by Segment	2025 Sales by Regional Destination

2   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Proxy Summary—Director Nominees

Director Nominees
				Committee Memberships					Other Current Public Company Boards
Name and Professional Background	Age	HWM Director Since	Independent	Audit	Compensation and Benefits	Cybersecurity	Finance	Governance and Nominating
JAMES F. ALBAUGH Former President and Chief Executive Officer of Commercial Airplanes, The Boeing Company	75	2017
AMY E. ALVING Former Senior Vice President and Chief Technology Officer, Leidos Holdings, Inc.	63	2018							■ Versigent PLC.
SHARON R. BARNER Former Vice President, Chief Administrative Officer, Cummins Inc.	69	2021
JOSEPH S. CANTIE Former Executive Vice President and Chief Financial Officer, ZF TRW	62	2020							■ Gates Industrial Corporation plc ■ TopBuild Corporation
ROBERT F. LEDUC Former President, Pratt & Whitney	70	2020							■ AAR Corporation ■ JetBlue Airways Corporation
JODY G. MILLER Former Chief Executive Officer, Business Talent Group	68	2020
JOHN C. PLANT Executive Chairman and Chief Executive Officer, Howmet Aerospace Inc.	72	2016							■ Jabil Circuit Corporation ■ Masco Corporation
ULRICH R. SCHMIDT Former Executive Vice President and Chief Financial Officer, Spirit Aerosystems Holdings, Inc.	76	2016
GUNNER S. SMITH Chief Executive Officer, Cornerstone Building Brands, Inc.	52	2023
COMMITTEE CHAIR	COMMITTEE MEMBER	EXECUTIVE CHAIRMAN	INDEPENDENT LEAD DIRECTOR	AUDIT COMMITTEE FINANCIAL EXPERT
For more information, see the “Item I Election of Directors” and “Corporate Governance” sections.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   3

Proxy Summary—Environmental, Social and Governance (ESG) Highlights

Environmental, Social and Governance (ESG) Highlights
Howmet Aerospace is committed to improving our environmental footprint, creating a work environment where all employees can thrive, investing in the communities where we operate, and maintaining good governance practices.
STRONG INDEPENDENT LEAD DIRECTOR
The Board recognizes that in circumstances where the positions of Chairman and Chief Executive Officer (“CEO”) are combined, a strong and independent Lead Director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership. Howmet Aerospace’s independent Lead Director has a clear mandate and significant authority and responsibilities.

ANNUAL ELECTION OF DIRECTORS	The Board of Directors is not a classified board; each director is elected annually for a one-year term.
SHAREHOLDER ENGAGEMENT
Our directors and executive officers are committed to meaningful engagement, communication and transparency with shareholders. The Company values direct and recurring engagement with our shareholders as part of our continuing efforts to create shareholder value, to refine our corporate governance practices and to address any shareholder concerns.

PROXY ACCESS	Shareholders may nominate director candidates to Howmet Aerospace’s Board and include those nominees in Howmet Aerospace’s Proxy Statement in accordance with the Company’s Bylaws.
SHAREHOLDERS’ RIGHT TO CALL SPECIAL MEETINGS	Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.
SHAREHOLDERS’ ACTION BY WRITTEN CONSENT	Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.
NO SUPERMAJORITY VOTING REQUIREMENTS	The Certificate of Incorporation does not contain any provisions that require a supermajority vote of shareholders.
COMMITMENT TO GOOD CORPORATE CITIZENSHIP
The Company has a longstanding commitment to good corporate citizenship. The Board oversees and provides guidance to management on the Company’s programs, initiatives and objectives that include corporate social responsibility, sustainability, ethics and compliance, health and safety, and human capital management.

ENVIRONMENTAL AND SOCIAL RESPONSIBILITY	Key ESG metrics are reviewed on a regular basis, including quarterly updates with the CEO and senior leadership, and ESG goals and plans are reviewed at least annually.
For more information, see the “Environmental and Social Responsibility” and “Corporate Governance” sections.

4   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Proxy Summary—Executive Compensation Highlights

Executive Compensation Highlights
The Compensation Discussion and Analysis section includes a discussion of the Company’s compensation philosophy and design and 2025 compensation decisions.
Howmet Aerospace’s executive compensation philosophy is to provide pay for performance and align executive compensation with shareholder interests. Our 2025 compensation structure is based on the following principles:
1.
Make equity long-term incentive compensation the most significant portion of total compensation for senior executives, and choose metrics, including relative total shareholder return, that are aligned with long-term company success, thereby increasing alignment between our executives’ incentives and shareholder value.

2.
Choose annual incentive compensation metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance in support of the Company's business plan each year.

3.
Set incentive targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

4.
Target the market median for our executive compensation packages, while providing the opportunity to earn above-market pay for strong performance, and allowing for the flexibility to provide additional compensation for retention purposes as it relates to special circumstances or unique leadership talent and the need to ensure continued Company success.

We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Best practices in 2025 included:
What We Do	What We Don’t Do
Pay for Performance	No Guaranteed Bonuses
Robust Stock Ownership Guidelines	No Parachute Tax Gross-Ups
Double-Trigger Change-in-Control Provisions	No Short Sales, Derivative Transactions or Hedging
Active Engagement with Shareholders	No Dividends on Unvested Equity Awards
Independent Compensation Consultant	No Share Recycling or Option Repricing
Conservative Risk Profile	No Significant Perquisites
Clawback Policy	No Cash Severance Over 2.99x Base Salary and Target Bonus
For more information, see the “Executive Compensation” section.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   5

Item 1—Election of Directors
Howmet Aerospace’s Board of Directors (the “Board”) currently comprises 9 members, led by Executive Chairman and Chief Executive Officer John C. Plant and independent Lead Director James F. Albaugh.
The Board strives to strike an appropriate balance of skills, experience and viewpoints in its composition. The Governance and Nominating Committee regularly considers the size and composition of the Board to determine whether the Board has the appropriate mix and range of backgrounds, perspectives, and expertise for effective oversight and to meet the evolving needs of the Company. If the Board concludes that an addition to the Board is warranted, the Governance and Nominating Committee will conduct a robust search for a director candidate in accordance with the considerations, criteria and process outlined in “Board Composition and Refreshment” and “Nominating Board Candidates—Procedures and Director Qualifications” below.
The Board, upon the recommendation of the Governance and Nominating Committee, has nominated the 9 incumbent directors to stand for re-election to the Board for a one-year term expiring on the date of the 2027 Annual Meeting of Shareholders:

▪ James F. Albaugh	▪ Joseph S. Cantie	▪ John C. Plant
▪ Amy E. Alving	▪ Robert F. Leduc	▪ Ulrich R. Schmidt
▪ Sharon R. Barner	▪ Jody G. Miller	▪ Gunner S. Smith
Each of the director nominees was elected by shareholders at the 2025 Annual Meeting of Shareholders.
The Board of Directors has affirmatively determined that each of the 9 director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes” on page 17). Included in each nominee’s biography below is a description of the qualifications, experience, attributes and skills of such nominee.
In addition, the Board of Directors has determined that each director nominee, except Mr. Plant (due to Mr. Plant’s role as the Company’s Chief Executive Officer), qualifies as an independent director under New York Stock Exchange corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence” on page 34.
We expect that each director nominee will be able to serve, if elected. If any nominee should become unavailable to serve prior to the Annual Meeting of Shareholders, the persons named as proxies may vote for any person designated by the Board to replace the nominee. Alternatively, the proxies may vote for the remaining nominees and leave a vacancy that the Board may fill later, or the Board may reduce the authorized number of directors.
The Board of Directors unanimously recommends a vote FOR the election of each of Mmes. Alving, Barner and Miller and Messrs. Albaugh, Cantie, Leduc, Plant, Schmidt and Smith.

6   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Item 1—Election of Directors—Summary of Director Qualifications and Attributes

Summary of Director Qualifications and Attributes
The Board of Directors seeks to build a board comprising of individuals with a variety of backgrounds, experiences, skills and viewpoints that contribute to the collective strength and effectiveness of the Board. The Governance and Nominating Committee considers various qualifications and attributes when reviewing candidates for the Board, in conjunction with assessing the Board’s overall composition to best enable the effective governance of the Company for the long-term interest of shareholders. The Committee seeks to focus on characteristics that would complement the Board, recognizing that the Company’s business and operations are varied and global in nature.
Our directors’ backgrounds span a broad range of industries, including the aerospace, transportation and finance sectors, and bring a wide variety of skills and viewpoints that strengthens the Board’s ability to carry out its oversight role. Director nominees are well-suited to oversee the Company’s global operations and evolving business strategy. The matrix below is a summary of the range of skills and experiences that each director nominee brings to the Board. Background information about the director nominees, including their career highlights and qualifications, affiliations and attributes and skills that contribute to the Board’s effectiveness, are described on the following pages.
Skills and Experience	ALBAUGH	ALVING	BARNER	CANTIE	LEDUC	MILLER	PLANT	SCHMIDT	SMITH
Leadership
Industry
Global Experience
Finance
Strategy and Business Development
Risk Oversight/Management
Human Capital
Innovation and Intellectual Property
Information Technology and Cybersecurity
Corporate Governance
Legal, Regulatory and Government Contracting
Environmental, Social and Corporate Responsibility
Independence
89% of director nominees are independent
Personal Demographics
Female Representation
Racial/Ethnic Representation
Tenure
Years on the Board (7 years average)	9	8	5	6	6	6	10	10	3

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   7

Item 1—Election of Directors—Director Nominees

Director Nominees
JAMES F. ALBAUGH	Age 75 Independent director since 2017 | Independent Lead Director since 2020

Board Committees
▪
Compensation and Benefits (Chair)

▪
Governance and Nominating

Prior Public Company Directorships
▪
American Airlines Group Inc. (2013-2023)

▪
Goldman Sachs Acquisition Holdings (2018-2020)

▪
Harris Corporation (2016-2019)

▪
B/E Aerospace, Inc. (2014-2017)

▪
TRW Automotive Holdings Corp. (2006-2015)

Career Highlights and Qualifications
The Boeing Company (“Boeing”), a global aerospace company (1975-2012)
▪
President and Chief Executive Officer of Boeing’s Commercial Airplanes business unit (2009-2012)

▪
President and Chief Executive Officer of Boeing’s Integrated Defense Systems business unit (2002-2009)

▪
Various other executive positions, including President and Chief Executive of Space and Communications; President of Space Transportation; and member of Boeing’s Executive Council (1998-2012)

Electra.Aero, a next-gen aerospace company in sustainable urban and regional mobility
▪
Board Advisor (2022-Present)

Industrial Development Funding, a global asset management firm
▪
Senior Advisor (2018-Present)

Perella Weinberg Partners, a global advisory and asset management firm
▪
Senior Advisor (2016-2018)

The Blackstone Group L.P., a private equity and financial services firm
▪
Senior Advisor (2012-2016)

Other Current Affiliations
▪
Board of Directors, Aloft Aeroarchitects (formerly PATS Aerospace)

▪
Board of Directors, Belcan Corporation

▪
Chairman, National Aeronautic Association

▪
Board of Trustees, Willamette University

▪
Board of Visitors, Columbia University—The Fu Foundation School of Engineering and Applied Science

▪
Elected member, International Academy of Aeronautics

▪
Elected member, National Academy of Engineering

Prior Affiliations
▪
President, American Institute of Aeronautics and Astronautics

▪
Chairman, Aerospace Industries Association

▪
Member, Air Force Association

▪
Member, Association of the United States Army

Attributes and Skills
Mr. Albaugh brings to the Board substantial experience in executive leadership, finance, strategic planning, business development, and global operations and management. He has a deep knowledge of and leadership experience in the aerospace, defense and space sectors, including with respect to complex systems, operations, contracts and governmental oversight, as well as experience in the investment industry. Mr. Albaugh’s industry expertise and leadership roles, as well as public company board and corporate governance experience, enable him to provide valuable insight and perspectives and to lead the Board effectively as its Lead Director.

8   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

AMY E. ALVING	Age 63	Independent director since 2018

Board Committees
▪
Cybersecurity

▪
Governance and Nominating

Other Current Public Company Directorships
▪
Versigent PLC.

Prior Public Company Directorships
▪
Federal National Mortgage Association (Fannie Mae) (2013-March 2025)

▪
DXC Technology Company (2017-2023)

▪
Howmet Aerospace (then named Arconic Inc.) (November 2016- May 2017)

▪
Pall Corporation (2010- 2015, until acquired by Danaher Corporation)

Career Highlights and Qualifications
Leidos Holdings, Inc. (formerly Science Applications International Corporation (SAIC)), one of the nation’s top defense sector providers of hardware, software and services (2005-2013)
▪
Senior Vice President and Chief Technology Officer, responsible for the creation, communication and implementation of SAIC’s technical and scientific vision and strategy (2007-2013, stepping down when the company separated into two smaller companies)

United States Department of Defense—Defense Advanced Research Projects Agency, (DARPA) (1998-2005)
▪
Director of the Special Projects Office (SPO), where she was a member of the federal Senior Executive Service

▪
Deputy Director of the SPO

United States Department of Commerce
▪
White House Fellow, serving as a senior technical advisor to the Deputy Secretary of Commerce (1997-1998)

University of Minnesota (1990-1997)
▪
Taught Aerospace Engineering, including as a tenured Associate Professor

Other Current Affiliations
▪
Member, Council on Foreign Relations

Prior Affiliations
▪
Advisor, United States Department of the Air Force Scientific Advisory Board

▪
Advisor, United States Department of Defense—Defense Science Board

▪
Advisor, United States Department of the Army—Army Science Board

▪
Board of Trustees, Princeton University

Attributes and Skills
Ms. Alving brings to the Board extensive technology, innovation, cybersecurity and risk oversight experience across multiple sectors, including aerospace, defense, and government. Ms. Alving was the Chief Technology Officer of one of the largest U.S. defense contractors; led a major element of the military’s research and development enterprise; and was a tenured faculty member conducting original research at a major university. In addition to Ms. Alving’s expertise in technology, science and engineering, which offers important insight to the Company, her service on other public company boards and with non-profit organizations provides our Board with the benefit of her perspectives on corporate governance and corporate responsibility.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   9

Item 1—Election of Directors—Director Nominees

SHARON R. BARNER	Age 69	Independent director since 2021

Board Committees
▪
Compensation and Benefits

▪
Governance and Nominating (Chair)

Prior Public Company Directorships
▪
Atmus Filtration Technologies Inc. (2023-2024)

▪
Walker Innovations Inc. (2015-2018)

Career Highlights and Qualifications
Cummins Inc., a global power train and power solutions leader (2012-2025)
▪
Vice President, Chief Administrative Officer (2021-2025) and Corporate Secretary (2018-2022)

▪
Interim Chief Human Resources Officer (2022)

▪
Vice President, General Counsel and Corporate Secretary (2012-2022)

United States Department of Commerce—Patent and Trademark Office
▪
Deputy Under Secretary of Commerce for Intellectual Property and Deputy Director, U.S Patent and Trademark Office, responsible for patent and trademark operations (2009-2011)

Foley & Lardner LLP (“Foley”)
▪
Attorney; held a number of leadership roles, including as a member of Foley’s Executive Management Committee, chair of its Intellectual Property Department and chair of its Chicago Intellectual Property practice area (1996-2009)

Other Current Affiliations
▪
Board of Directors, Eskenazi Health Foundation

▪
Board of Trustees, Syracuse University

Prior Affiliations
▪
Board of Directors, Association of Corporate Counsel

▪
Board of Trustees, Foundation for Advancement of Diversity in Intellectual Property Law

Attributes and Skills
Ms. Barner brings a diverse skill set to the Board, including legal and intellectual property expertise, manufacturing industry knowledge, executive leadership, and risk and human capital management experience. Her senior leadership roles included responsibility for critical functions of a global company, including with respect to risk oversight, ethics and compliance, human resources, ESG, legal, regulatory, government contracting, strategy and business development. Ms. Barner’s comprehensive background, intellectual property knowledge and recognized leadership enable her to bring valuable insights to the Board.

10   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

JOSEPH S. CANTIE	Age 62	Independent director since 2020

Board Committees
▪
Audit

▪
Finance (Chair)

Other Current Public Company Directorships
▪
Gates Industrial Corporation plc

▪
TopBuild Corporation

Prior Public Company Directorships
▪
Summit Materials, Inc. (2016-2025)

▪
Delphi Technologies PLC (2017-2020)

▪
Aptiv PLC (formerly Delphi Automotive PLC) (2015-2017)

Career Highlights and Qualifications
ZF TRW, a division of ZF Friedrichshafen AG (ZF), a global automotive supplier (formerly known as TRW Automotive Holdings Corporation prior to its acquisition by ZF in 2015)
▪
Executive Vice President and Chief Financial Officer (2003-2016)

TRW Inc., a global aerospace, systems and automotive conglomerate
▪
Vice President, Finance, for the automotive business (2001-2003)

▪
Vice President, Investor Relations (1999-2001)

LucasVarity PLC, an automotive parts manufacturer (1996-1999)
▪
Served in several executive positions, including as Vice President and Controller

Varity Corporation, a global automotive parts and industrial conglomerate (1995-1996) ▪ Manager, Financial and Business Analysis KPMG (1985-1995) ▪ Certified Public Accountant

Attributes and Skills
Mr. Cantie brings to the Board valuable expertise in the areas of finance, enterprise risk management and manufacturing and automotive industry knowledge. His experience as a seasoned financial executive and leader with more than 25 years of global public company experience, provides him with an extensive understanding of matters relating to strategy and business development, financial operations, capital markets, mergers and acquisitions and investor relations. In addition, Mr. Cantie’s current and prior service on the boards of several public companies, provides our Board with the benefits of his perspectives on corporate governance.
Mr. Cantie qualifies as an audit committee financial expert.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   11

Item 1—Election of Directors—Director Nominees

ROBERT F. LEDUC	Age 70	Independent director since 2020
Board Committees ▪ Audit ▪ Cybersecurity Other Current Public Company Directorships ▪ AAR Corporation ▪ JetBlue Airways Corporation
Career Highlights and Qualifications
United Technologies Corporation (UTC, since renamed RTX Corporation) (UTC career spanning over 38 years)
▪
President of Pratt & Whitney, a jet engine manufacturer (2016-April 2020)

▪
President of Sikorsky Aircraft (now owned by Lockheed Martin) (2015)

▪
President of Boeing Programs & Space, UTC Aerospace Systems (2012-2015)

▪
President of Boeing 787, Space Systems & U.S. Government Classified Programs (2010-2012)

▪
President of Flight Systems and Classified Programs at Hamilton Sundstrand (2004-2010)

▪
President of Large Commercial Engines and Chief Operating Officer at Pratt & Whitney (2000-2004)

▪
Senior Vice President, Engine Programs & Customer Support (1995-2000)

Other Current Affiliations
▪
Co-Founder, Robert and Jeanne Leduc Center of Civic Engagement, University of Massachusetts, Dartmouth

Prior Affiliations
▪
Board of Directors, Connecticut Science Center

▪
Consulting Partner, Advent International

Attributes and Skills
A recognized leader in the aerospace industry, Mr. Leduc received Aviation Week’s Lifetime Achievement Award in 2020. Mr. Leduc brings to the Board deep experience in aerospace, from general aviation to commercial to defense to space, proven leadership skills, a track record of executing complex development programs and global management and operational expertise. With decades of senior leadership experience, he has significant knowledge of program execution, long-cycle investments, risk oversight, brand enhancement, talent management and customer value creation. In addition, Mr. Leduc brings valuable insights and perspectives on growth, strategy, managing through down cycles and capital market transactions. Mr. Leduc’s expertise and current service on several public company boards provide our Board with an important perspective on critical aspects of the Company’s business.

12   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

JODY G. MILLER	Age 68	Independent director since 2020

Board Committees
▪
Compensation and Benefits

▪
Cybersecurity (Chair)

Prior Public Company Directorships
▪
LKQ Corporation (2018-Janary 1, 2026)

▪
Capella Education Company (2001-2018)

▪
TRW Inc. (2005-2015)

Career Highlights and Qualifications
Business Talent Group (BTG), a global marketplace for high-end independent talent on demand
▪
Co-Founder and CEO (2007-June 2019)

▪
Co-CEO (July 2019-2022)

Heidrick and Struggles, Inc. (“Heidrick”), a global leadership advisory firm that acquired BTG in April 2021
▪
Senior Advisor to Heidrick On-Demand Talent (2023)

Maveron LLC, a venture capital firm
▪
Venture Partner (2000-2007)

Americast, a digital video and interactive services joint venture with Walt Disney Company
▪
Held various positions, including as Acting President and Chief Operating Officer (1995-1999)

United States Government
▪
White House: Special Assistant to the President during the Clinton Administration (1993-1995)

▪
White House Fellow at the Department of the Treasury (1990-1992)

Began her career as an attorney at Cravath, Swaine & Moore
Other Current Affiliations
▪
Advisor to Chief Executive Officer of Malt

▪
Board Member, Allied Talent Partners

Prior Affiliations
▪
Board of Directors, The Climate Board

▪
Board of Directors, Imbellus Inc.

▪
Advisory Board, Drucker Institute

▪
Board Member, Peer Health Exchange, Inc

▪
Board Member, National Campaign to Prevent Teenage and Unplanned Pregnancy

Attributes and Skills
Ms. Miller brings a diverse skill set to the Board, including executive leadership, talent management, finance, technology and innovation, and legal expertise. With decades of executive leadership and entrepreneurial experience, she has significant knowledge of strategic planning, large organization management, corporate development, risk oversight, and assessing human capital requirements. Ms. Miller also brings to the Board a fresh perspective on the evolving talent marketplace. In addition, she has government affairs experience through her public sector experience in the White House, the Department of Treasury and as chief legal advisor to the Governor of South Carolina. Ms. Miller’s current and prior board services at public, private and philanthropic organizations provides our Board with the benefit of her perspectives on corporate governance and environmental, social and corporate responsibility.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   13

Item 1—Election of Directors—Director Nominees

JOHN C. PLANT	Age 72 Director since 2016 | Chair of the Board since 2017

Other Current Public Company Directorships
▪
Jabil Circuit Corporation

▪
Masco Corporation

Prior Public Company Directorships
▪
Gates Industrial Corporation PLC (2017-2019)

▪
TRW Automotive Holdings Corporation (2011-2015)

Career Highlights and Qualifications
Howmet Aerospace, Inc.
▪
Chair of the Board (2017-Present)

▪
Chief Executive Officer (2021-Present)

▪
Co-Chief Executive Officer (2020-2021)

▪
Chief Executive Officer (2019-2020)

TRW Automotive Holdings Corporation, a global automotive supplier
▪
Chairman of the Board (2011-2015, when the company was acquired by ZF Friedrichshafen AG)

▪
President and Chief Executive Officer (2003-2015)

▪
Under his leadership, TRW employed more than 65,000 people in approximately 190 major facilities around the world and was ranked among the top 10 automotive suppliers globally

TRW Inc., a global aerospace, systems and automotive conglomerate
▪
Co-Member of the Chief Executive Office (2001-2003)

▪
Executive Vice President (1999-2001)

LucasVarity Automotive, an automotive parts manufacturer
▪
President (1997-1999, when the company was acquired by TRW Inc.)

▪
President and Managing Director of the Electrical and Electronics division (1991-1997)

Other Current Affiliations
▪
Fellow of the Institute of Chartered Accountants

Prior Affiliations
▪
Director Emeritus of the Automotive Safety Council

Attributes and Skills
With over three decades of executive leadership experience, Mr. Plant has substantial experience in global operations and management, strategic planning, finance, business development, and risk management. He brings a track record of successfully leading businesses through periods of downturns and challenges and periods of growth and market development. His expertise in the aerospace and defense and automotive industries and his deep familiarity with all aspects of the Company’s businesses enable him to develop and lead the execution of the Company’s strategic vision, assess opportunities and attendant risks, and guide the Company’s growth. Mr. Plant’s vast executive and operational experience, as well as his current and prior service on public and private company boards, enables him to be an effective leader who provides valuable insights to the Board and leads the Board and the Company through significant developments impacting the Company’s business and industry.

14   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

ULRICH R. SCHMIDT	Age 76	Independent director since 2016
Board Committees ▪ Audit (Chair) ▪ Finance Prior Public Company Directorship ▪ Precision Castparts Corporation (2007-2016)
Career Highlights and Qualifications
Spirit Aerosystems Holdings, Inc., a global manufacturer of aerostructures
▪
Executive Vice President and Chief Financial Officer (2005-2009)

Goodrich Corporation, a global supplier of aerospace components, systems and services to the commercial, defense, regional aircraft and general aviation airplane markets
▪
Executive Vice President and Chief Financial Officer (2000-2005)

▪
Vice President, Finance and Business Development, Goodrich Aerospace (1994-2000)

Prior to joining Goodrich, he held senior level roles at a variety of companies, including Invensys Limited, Everest & Jennings International Limited and Argo-Tech Corporation.

Attributes and Skills
Mr. Schmidt brings to the Board extensive global executive and financial experience, as well as a deep understanding of the aerospace industry. A seasoned financial executive and leader, he possesses valuable expertise in accounting, financial oversight, capital markets, mergers and acquisitions, enterprise risk management, business development and financial operations. His extensive background in the aerospace industry, coupled with his financial management and strategic planning and analysis foundation, provides the Board with valuable insight and industry experience.
Mr. Schmidt qualifies as an audit committee financial expert.

GUNNER S. SMITH	Age 52	Independent director since 2023
Board Committees ▪ Audit ▪ Finance
Career Highlights and Qualifications
Cornerstone Building Brands, Inc., a leading manufacturer of exterior building products for residential buildings
▪
Chief Executive Officer (August 2025-Present)

Owens Corning, a global building and construction materials leader
▪
President, Roofing (2018-August 2025)

▪
Member of the Executive Committee of Owens Corning (2018-August 2025)

▪
Served in various executive positions, including Vice President of Distribution and Home Center Sales; and held various positions leading sales, marketing and pricing

PlyGem Industries, a manufacturing company specializing in windows, doors, siding, fence, rail and stone veneer (2007-2008)
▪
National Sales Manager

Other Current Affiliations
▪
President and Board of Directors, Asphalt Roofing Manufacturers Association

▪
Board of Directors, Toledo Zoo and Aquarium

Attributes and Skills
Mr. Smith brings to the Board executive leadership experience, business perspective, manufacturing and commercial expertise and valuable insight in the dynamic competitive markets, which are complementary to the mix of skills on our Board. His current and past leadership roles and operational expertise in critical functions of global companies provide him with an extensive understanding of strategy and business development, risk oversight and management, and innovation and intellectual property. As a member of non-profit organizations, Mr. Smith brings a wealth of perspectives on corporate social responsibility.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   15

Item 1—Election of Directors—Board Composition and Refreshment

Board Composition and Refreshment
The Board recognizes that Board composition and refreshment contribute to effective deliberation, engagement and oversight, and the Board strives to strike an appropriate balance of experiences, skills and viewpoints in its composition. Board refreshment ensures over time a mix of experienced directors with a deep understanding of the Company and new directors who bring fresh perspectives.
The Governance and Nominating Committee regularly considers the size and composition of the Board and assesses whether the composition appropriately aligns with the Company’s evolving business and strategic needs. The focus is on ensuring that the Board is composed of directors who possess a multitude of relevant expertise, professional experience and backgrounds, bring varied viewpoints and perspectives, and effectively represent the long-term interests of the shareholders.
The Governance and Nominating Committee reviews the short-term and long-term strategies and interests of the Company to determine what current and future experiences and skills are required of the Board in exercising its oversight function. Specific director criteria evolve over time to take into account the Company’s dynamic business and strategic needs and the then composition of the Board. The Governance and Nominating Committee will review director performance evaluations to inform its decisions about renomination and refreshment of directors. See “Corporate Governance—Board, Committee and Director Evaluations” for more detail on the evaluation process. The Governance and Nominating Committee is responsible for establishing the criteria, objectives and procedures of selecting director candidates, screening candidates and evaluating the qualifications of persons who may be considered for potential service as a director, including candidates nominated by or recommended by shareholders. As provided in our Corporate Governance Guidelines, the Governance and Nominating Committee considers diversity as one of a number of important factors in identifying nominees for the Board, and the Committee takes a broad view of what diversity encompasses, including varied professional skills, background, personal experiences and demographics. In selecting a director nominee, the Committee will focus on characteristics and attributes that would complement the existing Board, recognizing that the Company’s businesses and operations are varied and global in nature. See “Minimum Qualifications for Director Nominees and Board Members Attributes” below and the Company’s Corporate Governance Guidelines for more detail.
Director Tenure Policy

The Board believes that new perspectives and ideas are important to a forward-looking and strategic Board, as is the ability to benefit from the valuable experience and corporate familiarity that longer-serving directors possess. The Company’s Corporate Governance Guidelines provide that a director whose tenure exceeds 12 years should tender his or her resignation from the Board. The Governance and Nominating Committee will then review the appropriateness of such director’s continued service on the Board, and make a recommendation to the Board on whether to accept or reject such resignation. In its review, the Governance and Nominating Committee will take into account a variety of factors, including the attributes of the director, his or her performance and contributions to the Board, and whether refreshment of the Board is at that time necessary to maintain an appropriate mix and range of backgrounds, viewpoints, and expertise for effective oversight and to meet the evolving needs of the Company. The Board believes that this tenure policy allows for Board refreshment and alignment of director attributes and skills with the Company’s evolving strategy while at the same time providing flexibility for the Governance and Nominating Committee and the Board to make a case-by-case assessment of the appropriateness of a longer-tenured director’s continued service on the Board.

16   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Nominating Board Candidates—Procedures and Director Qualifications
Minimum Qualifications for Director Nominees and Board Member Attributes

The Board seeks to build a board comprising of individuals with a variety of backgrounds, experiences, skills and viewpoints that contribute to the collective strength and effectiveness of the Board of Directors. In identifying and recommending director candidates, the Governance and Nominating Committees focuses on the “Criteria for Identification, Evaluation and Selection of Directors” set forth in the Company’s Corporate Governance Guidelines, which include the following characteristics:
▪
Demonstrated the highest level of ethical behavior and commitment to the Company’s values, with reputations consistent with the Company’s image and reputation

▪
Committed to the long-term interests of the Company’s shareholders and other stakeholders

▪
Independent (for non-management directors) without conflict of interest, as well as Independent in thought and judgment

▪
Demonstrated excellence in their fields, proven business acumen and financial literacy

▪
Commitment to devote the necessary time and attention to the Company

▪
Understanding of the legal responsibilities of Board service and fiduciary obligations

▪
Self-confident and able to assume leadership and collaborative roles as needed

▪
Varied professional skills, background, viewpoints, personal experiences and demographics

Process of Evaluation of Director Candidates

The Governance and Nominating Committee makes a preliminary review of a prospective director candidate’s background, professional experience and qualifications based on available information or information provided by an independent search firm, which identifies or provides an assessment of a candidate, or by a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of experiences, skills, and viewpoints, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Howmet Aerospace executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted, as well as in the context of the Board’s then current composition and the needs of the Board and its committees.
At the conclusion of this process, the committee reports the results of its review to the full Board. The report includes a recommendation as to whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.
The Governance and Nominating Committee retains from time to time the services of a search firm that specializes in identifying and evaluating director candidates. Services provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.
Shareholder Recommendations for Director Nominees

Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Howmet Aerospace Inc., Governance and Nominating Committee, c/o Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. The written submission should comply with all requirements set forth in the

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   17

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by shareholders in compliance with the foregoing procedures and who satisfy the minimum qualifications for director nominees and Board member attributes.
Shareholder Nominations

Advance Notice Director Nominations
The Company’s Certificate of Incorporation and Bylaws provide that any shareholder entitled to vote at an annual meeting of shareholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The shareholder must provide to Howmet Aerospace’s Corporate Secretary timely written notice of the shareholder’s intent to make such a nomination or nominations. In order to be timely, the shareholder must provide such written notice not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain all of the information required in the Company’s Certificate of Incorporation and Bylaws. Any such notice must be sent to our principal executive offices: Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. For the 2027 Annual Meeting, such notice must be delivered no earlier than January 19, 2027 and no later than February 18, 2027.
Proxy Access Director Nominations
Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2027 Annual Meeting of Shareholders, which the shareholder wishes to include in the Company’s proxy materials relating to the 2027 Annual Meeting, must be received by the Company at the above address no earlier than November 7, 2026 and no later than December 7, 2026, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
Universal Proxy Rules for Director Nominations
In addition to satisfying the requirements under the Company’s Bylaws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2027 Annual Meeting, no later than March 20, 2027). However, if the date of the 2027 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

18   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Director Compensation
Our non-employee director compensation program is designed to attract and retain outstanding directors who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the significant time and attention needed to fulfill the responsibilities required of our directors. Mr. Plant, our sole employee director, does not receive additional compensation for his Board service.
The Governance and Nominating Committee reviews non-employee director compensation periodically and recommends changes to the Board when it deems appropriate. In late 2025, the Committee asked management to conduct a review and analysis of the Company’s non-employee director compensation program compared to benchmark companies in our Proxy Peer Group (see “Attachment B”). Compensation Advisory Partners LLC (“CAP LLC”), independent compensation consultant retained by the Compensation and Benefits Committee, reviewed and agreed with management’s analysis and recommendations regarding non-employee director compensation. Based on the foregoing review and analysis, and taking into account various factors, the Governance and Nominating Committee recommended certain changes to the non-employee director compensation program. The Board reviewed and adopted the changes which went into effect on January 1, 2026. The Company’s non-employee director compensation for 2025 and 2026 are summarized below in the “Director Fees” section.
DIRECTOR FEES
The following table describes the components of compensation for non-employee directors in 2025:
Annual Compensation	Other Annual Fees
	Lead Director	$45,000
	Board Committee Chair fees(1):
	▪ Audit Committee Chair	$25,000
	▪ Compensation and Benefits Committee Chair	$20,000
	▪ Governance and Nominating Committee Chair	$20,000
	▪ Other Committee Chair	$15,000
	Meeting attendance, in excess of regularly scheduled meetings (per meeting)(2)	$ 1,200
Ownership Requirements and Annual Compensation Limits
Stock ownership requirement	$750,000
Timeline to achieve stock ownership	6 years
Total annual director compensation limit	$750,000

*
Annual equity granted as deferred restricted share units following each Annual Meeting of Shareholders

(1)
Each non-employee director may receive only one additional annual retainer fee in connection with service as the Chair of a committee (whether in the position of Lead Director, Audit Committee Chair, Compensation and Benefits Committee Chair or Other Committee Chair), regardless of how many committee Chair positions held by such director.

(2)
A fee of $1,200 for each Board or committee meeting attended by a non-employee director in excess of five special Board or committee meetings during the applicable calendar year and applies only to any non-regularly scheduled meeting in excess of a two-hour duration.

Effective January 1, 2026, the following components of non-employee director compensation changed:
▪
Annual equity grant increased to $190,000 from $175,000

▪
Annual retainer increased to $130,000 from $120,000

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   19

Director Compensation—Directors’ Alignment with Shareholders

Directors’ Alignment with Shareholders
Stock Ownership Guideline for Directors

In order to further align the interests of our directors with the long-term interests of our shareholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 in Howmet Aerospace common stock. Compliance with the ownership value requirement is measured annually, and if the Howmet Aerospace common stock price declines in value, directors must continue to invest in Howmet Aerospace stock until the stock ownership guideline is reached. Each director is required to reach the stock ownership guideline within six years of his or her initial appointment as a non-employee director.
Directors currently receive a portion of their annual compensation in Howmet Aerospace deferred restricted share units (“RSUs”), which count towards meeting the stock ownership value requirement. The annual deferred RSU award vests on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Settlement of the annual deferred RSUs is deferred pursuant to the Amended and Restated Deferred Fee Plan for Directors (the “Directors Deferred Fee Plan”). In addition, directors may elect to defer the cash portion of their annual compensation into additional Howmet Aerospace deferred RSUs, as described in the “Director Deferral Program” section. Each Howmet Aerospace deferred RSU is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement.
Prior to November 1, 2016, directors could defer director fees into deferred share units under the Directors Deferred Fee Plan. Deferred share units provide directors with the same economic interest as if they own Howmet Aerospace common stock. Specifically, the deferred share units track the performance of our common stock and accrue dividend equivalents that are equal in value to dividends paid on our common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Accordingly, whether a director holds shares of Howmet Aerospace common stock, deferred RSUs or deferred share units, directors have the same economic interest in the performance of the Company, which further aligns directors’ interests with those of our shareholders.
The following table shows the aggregate value of each current director’s holdings in Howmet Aerospace common stock, deferred share units, and deferred RSUs, as of March 24, 2026, based on the closing price of our common stock on the New York Stock Exchange on that date.
Directors	Director Since	Value of Holdings in Howmet Aerospace Stock, Deferred Restricted Share Units and Deferred Share Units
James F. Albaugh	2017	$14,061,872
Amy E. Alving	2018	$13,673,386
Sharon R. Barner	2021	$3,796,473
Joseph S. Cantie	2020	$10,313,780
Robert F. Leduc	2020	$8,405,124
Jody G. Miller	2020	$7,155,122
John C. Plant	2016	$683,917,691
Ulrich R. Schmidt	2016	$14,873,092
Gunner S. Smith	2023	$1,224,615

20   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Director Compensation—2025 Director Compensation

Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits members of the Board of Directors from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock. The policy continues to align the interests of our directors with those of our shareholders.
2025 Director Compensation
The following table sets forth the 2025 compensation of each non-employee director who served on the Board in 2025.
Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Total
James F. Albaugh	$165,000	$174,987	$339,987
Amy E. Alving	$120,000	$174,987	$294,987
Sharon R. Barner	$140,000	$174,987	$314,987
Joseph S. Cantie	$135,000	$174,987	$309,987
Robert F. Leduc	$120,000	$174,987	$294,987
David J. Miller(4)	$42,258	$—	$42,258
Jody G. Miller	$135,000	$174,987	$309,987
Ulrich R. Schmidt	$145,000	$174,987	$319,987
Gunner S. Smith	$120,000	$174,987	$294,987

(1)
John C. Plant, Executive Chairman and Chief Executive Officer, is an employee director and receives no compensation for service as a director. His compensation for fiscal year 2025 is reflected in the “2025 Summary Compensation Table.”

(2)
Fees Earned or Paid in Cash. This column reflects the cash fees earned by directors for Board and committee services in 2025, whether or not such fees were deferred by a director (see “Director Deferral Program” below).

(3)
Stock Awards. The amounts in this column represents the aggregate grant date fair value of deferred restricted share unit (RSU) awards granted to each non-employee director under the Howmet Aerospace Stock Incentive Plan, as Amended and Restated, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Except as described below, the deferred RSU award constitutes the equity portion of each director’s compensation for service from the Company’s annual meeting of shareholders (“Annual Meeting”) in 2025 until the Company’s Annual Meeting in 2026 and vests on the earlier of the first anniversary date of the grant date or the date of the Company’s 2026 annual meeting (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting applies in the event of a director’s termination of service for any other reason). The exact number of deferred RSUs comprising an equity award is calculated by dividing the dollar value of the award (as specified in our Non-Employee Director Compensation Policy) by the closing price of our common stock on the day of grant, rounded to the nearest whole share.

▪
Messrs. Albaugh, Cantie, Leduc, Schmidt, and Smith and Mmes. Alving, Barner and J. Miller were each granted an annual equity award on May 30, 2025 for service from the Company’s 2025 Annual Meeting to the Company’s 2026 Annual Meeting. Each director received 1,030 deferred RSUs, with a grant date fair value of $174,987, based on the closing price per share of our common stock on the date of grant ($169.89).

▪
The aggregate number of unvested deferred RSUs outstanding at December 31, 2025 for each of Messrs. Albaugh, Cantie, Leduc, Schmidt, and Smith and Mmes. Alving, Barner and J. Miller was 1,030. The foregoing amounts do not include deferred RSUs that have vested—see “Director Deferral Program” below.

(4)
Mr. Miller retired from the Board of Director, effective May 7, 2025. The fees included in the table reflect his period of service on the Board in 2025.

Director Deferral Program

Pursuant to the Directors Deferred Fee Plan, non-employee directors may elect to defer all or part of the cash portion of their annual compensation and to invest such deferred amounts into fully-vested Howmet Aerospace RSUs or into the investment options provided under the Company’s 401(k) tax-qualified savings plan. The annual equity award granted to non-employee directors in the form of Howmet Aerospace RSUs is, by its terms, deferred under the Directors Deferred Fee Plan. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board of Directors.

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Corporate Governance
Howmet Aerospace is a values-based company. Our values guide our behavior at every level and apply across the Company on a global basis. The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing shareholder interests. The Company’s corporate governance documents are available on the Company’s website. We highlight below certain of our corporate governance practices and features.
For information on how to access the Company’s governance documents and charters for each committee, see “—Our Corporate Governance Documents” below.
Board Structure, Independence and Accountability

BOARD INDEPENDENCE	▪ 8 of our 9 director nominees are independent. Our Chief Executive Officer, John C. Plant (who is also Executive Chairman) is our sole employee director.
BOARD LEADERSHIP
▪
Current Board leadership structure comprises an Executive Chairman of the Board, an independent Lead Director and independent chairs of each Board Committee.

▪
The independent Lead Director has substantial responsibilities, including presiding at all meetings of the Board at which the Executive Chairman is not present, and presiding at executive sessions of the independent directors.

BOARD ENGAGEMENT
▪
Attendance:

▫
All directors attended more than 75% of Board and their respective Committee meetings in 2025; director attendance in 2025 averaged 96.4%.

▫
All directors are expected to attend the annual meeting of shareholders.

▪
Independent directors meet in executive session at every regular Board meeting.

BOARD COMPOSITION AND ATTRIBUTES
▪
Directors have a breadth of experiences that spans a broad range of industries.

▪
Directors have a have a variety of backgrounds, experiences, skills and viewpoints directly relevant to the Company and its businesses.

For additional information, see “Item 1—Election of Directors”.

BOARD COMMITTEES	▪ Fully independent Audit, Compensation and Benefits, Governance and Nominating, Cybersecurity, and Finance Committees. ▪ Each committee has a written charter that is reviewed on an annual basis.
BOARD ACCOUNTABILITY
▪
Annual elections of all directors.

▪
Majority voting standards for election of directors.

▪
Annual certification of compliance with the Code of Conduct and Conflict of Interest Survey and related governance and ethics policies.

▪
Annual say-on-pay vote.

▪
Annual shareholder ratification of the Audit Committee’s appointment of the Company’s independent registered public accounting firm.

▪
No supermajority voting provisions in the Company’s Certificate of Incorporation or Bylaws.

RESPONSIVENESS TO SHAREHOLDERS AND SHAREHOLDER ENGAGEMENT
▪
Directors are committed to meaningful engagement, communication and transparency with shareholders and welcome input and suggestions, to better understand shareholder perspectives.

▪
Board members are available for and participate in shareholder meetings as appropriate, including to discuss Board oversight and processes and ESG and compensation matters.

▪
Following each annual meeting of shareholders, the appropriate Committees of the Board consider the vote outcomes of any management and shareholder proposals and, depending on those vote outcomes, may recommend proposed courses of action.

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Corporate Governance

Board Effectiveness

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS	▪ Annual Board and Committee self-evaluation process. ▪ Annual director performance evaluations. ▪ Ongoing assessment of corporate governance best practices appropriate for Howmet Aerospace.
OVERBOARDING LIMITS	▪ Directors are subject to overboarding limitations as a general rule in accordance with our Corporate Governance Guidelines.
BOARD OVERSIGHT RISK AND ESG PROGRAMS
▪
The Board has ultimate responsibility for risk oversight.

▪
The Board Committees are delegated primary responsibility for risk management oversight of certain key risks relating to their areas.

▪
The Board and Board Committee oversight of risks and opportunities include those relating to strategy, cybersecurity, financial accounting and reporting, ESG including climate, human capital management and succession planning, compensation and product integrity and safety.

▪
The Company publishes an annual ESG Report.

For additional information, see “The Board’s Role in Risk Oversight” and “Environmental and Social Responsibility”.

SUCCESSION PLANNING	▪ The Board oversees and engages in Board and executive succession planning.
Alignment with Shareholder Interests

POLICIES ON CLAWBACK AND NO SHORT SALES, HEDGING, MARGIN ACCOUNTS OR PLEDGING
▪
The Company’s annual cash incentive compensation plan and stock incentive plan both contain “clawback” and forfeiture provisions providing for reimbursement or cancellation of incentive compensation from employees in certain circumstances. In 2023, the Company also adopted an executive officer clawback policy in accordance with SEC rules and NYSE listing standards.

▪
Short sales of Company securities and derivative or speculative transactions in Company securities are prohibited.

▪
Purchase or use of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities, is prohibited.

▪
Directors and Section 16 officers are prohibited from holding Company securities in margin accounts or pledging Company securities as collateral.

STOCK OWNERSHIP
▪
Non-employee directors and executive officers are subject to robust stock ownership guidelines:

▫
Non-employee directors must retain equity of at least $750,000 in value until retirement.

▫
Executives are required to hold substantial equity in the Company until retirement, including equity equal in value to six-times base salary for our CEO.

Shareholder Rights

PROXY ACCESS	▪ Shareholders may nominate director candidates to the Board and include those nominees in the Company’s Proxy Statement in accordance with the Company’s Bylaws.
SHAREHOLDER ACTION
▪
Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.

▪
Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.

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Corporate Governance

THE STRUCTURE AND ROLE OF THE BOARD OF DIRECTORS
Board Leadership Structure

The Company’s current Board leadership structure comprises a combined Chairman and Chief Executive Officer, an independent director serving as the Lead Director, and strong, active independent directors. The Board will continue to exercise its judgment, under the circumstances at the time, to evaluate the Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Chairman and Lead Director positions are evaluated and appointed annually by the independent directors.

Executive Chairman—John C. Plant
The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. A combined role of Executive Chairman and Chief Executive Officer confers advantages, including those listed below.
▪
By serving in both positions, the Executive Chairman and Chief Executive Officer is able to draw on his detailed knowledge of the Company to provide the Board, in coordination with the independent Lead Director, leadership in focusing its discussions, review and oversight of the Company’s strategy, business, and operating and financial performance.

▪
A combined role ensures that the Company presents its message and strategy to stakeholders with a unified voice.

▪
The structure allows for efficient decision-making and focused accountability.

The Board believes that it is in the best interest of the Company and its shareholders for John C. Plant to serve as Executive Chairman and Chief Executive Officer, considering the strong role of our independent Lead Director and other corporate governance practices providing independent oversight of management, as summarized in this Proxy Statement.

Independent Lead Director—James F. Albaugh
Our Independent Lead Director has substantial responsibilities.
▪
Presides at all meetings of the Board at which the Executive Chairman is not present, including executive sessions of the independent directors;

▪
Calls meetings of the independent directors, as the Lead Director may deem to be appropriate;

▪
Meets regularly with the Executive Chairman and serves as a liaison between the Executive Chairman and the independent directors;

▪
Communicates to the Executive Chairman and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors during meetings, executive sessions and outside of board meetings;

▪
Approves meeting agendas and schedules to assure that there is sufficient time for discussion of all agenda items;

▪
Facilitates effective and candid Board discussions and communications to optimize Board performance;

▪
Conducts executive sessions of the Board;

▪
Ensures personal availability for consultation and communication with independent directors and with the Executive Chairman, as appropriate; and

▪
Responds directly to shareholder and other stakeholder questions and comments that are directed to the independent Lead Director or to the independent directors as a group, with such consultation with the Executive Chairman or other directors as the independent Lead Director may deem appropriate, and, if requested, ensuring that he is available for consultation and direct communication with major shareholders, as appropriate.

James F. Albaugh is our current independent Lead Director. Mr. Albaugh’s strength in leading the Board is complemented by his prior executive leadership roles and his depth of experience in Board matters ranging from his service on the Company’s Compensation and Benefits Committee and Governance and Nominating Committee and his past service on the Audit Committee to his extensive experience on other company boards.

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Corporate Governance

The Company’s corporate governance practices are designed to ensure that shareholders’ interests are protected by effective and independent oversight of management:
▪
Independence. 8 of our 9 director nominees are independent as defined by the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Director Independence Standards.

▪
Committees. Each of the Board’s standing committees—the Audit Committee, the Compensation and Benefits Committee, the Governance and Nominating Committee, the Cybersecurity Committee and the Finance Committee—is composed solely of independent directors.

▪
Executive Sessions. Our independent directors meet at every regular Board Meeting in executive session without management present. These meetings are led by the independent Lead Director. The independent Lead Director may call extra sessions as needed. Committee meetings may also include an executive session at which independent Committee members meet without management in attendance.

The Board’s Role in Company Oversight

Under Howmet Aerospace’s Corporate Governance Guidelines, the role of the Board is to oversee the affairs of the Company while the day-to-day operation of the Company is the responsibility of management.
Strategic Oversight
The Board oversees and provides advice and guidance to management on the formulation and execution of the Company’s corporate strategy. On an annual basis, the Board formally reviews the Company’s business strategy, including annual and long-term strategic and financial plans, and the opportunities, headwinds and risks facing the Company. Elements of strategy are discussed at every regularly scheduled Board meeting. The Board regularly reviews the Company’s strategic and operational priorities, competitive environment, market conditions, economic trends and regulatory developments. The Executive Chairman and Chief Executive Officer regularly reviews with the Board at each meeting, developments relating to the Company’s strategic framework and provides updates between regularly scheduled sessions, as necessary. In addition, throughout the year, the executive leadership team, the presidents of the business segments and other leaders from across the organization provide detailed business and strategy updates to the Board, which allow the Board to monitor the implementation and progress of strategic plans and initiatives. The Board also regularly discusses capital allocation plans, the Company’s financial performance against its operating plan, and outlook. As strategy underlies many aspects of the Company’s operations, the Board is assisted in its oversight by the Board Committees in their respective areas of focus, as discussed in further detail below in “—Committees of the Board.”
Human Capital Management Oversight
The Board believes effective human capital management is key to the Company’s ability to execute its long-term strategy. The Board oversees the Company’s human capital management, and is responsible for CEO succession planning, including the selection, evaluation, and compensation of the CEO. The Board regularly engages with the Company’s Executive Chairman and Chief Executive Officer, Chief Administrative Officer and Chief Human Resources Officer on a broad range of human capital management topics, including culture, talent attraction, development, and retention initiatives, and succession planning for senior executive positions. The Board has delegated the oversight of the Company’s compensation and benefit programs and officer compensation to its Compensation and Benefits Committee. The Board’s CEO succession planning takes many forms, including regular discussions among our independent directors, closed sessions of the Board and our CEO throughout the year, and one-on-one discussions between our Lead Director and CEO. The Board also oversees the appointment of Company officers and senior management succession planning, which includes an annual detailed review of the Company’s talent strategies, pipeline and succession plans for key executive positions. The Board assesses and interacts with potential internal CEO and senior management successors at Board meetings, facility tours and in less formal settings.
ESG Oversight
The Board oversees ESG matters and views an effective ESG program and management of related risks as important to the Company’s ability to execute its strategy and for long-term value creation. The Board’s

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Corporate Governance

governance responsibilities, including with respect to nominating directors, appointing Board Committee members and overseeing effective corporate governance of the Company, and its delegation of certain governance-related responsibilities to the Governance and Nominating Committee, are discussed throughout this “Corporate Governance” section. The full Board is responsible for the oversight of environmental and social matters, including the Company’s sustainability initiatives, health and safety performance and human capital management (as discussed above in “—Human Capital Management Oversight”). The Board annually reviews the Company’s comprehensive environmental and social programs and regularly receives updates on such topics. See the “Environmental and Social Responsibility” section.
The Board’s Role in Risk Oversight

A key oversight responsibility of the Board is reviewing and evaluating the processes used by management to identify, assess, and manage the Company’s exposure to risk. Risks are inherent in business activities, and understanding the risks and opportunities facing the Company is fundamental to the Board’s ability to effectively exercise its oversight function and promote shareholder interests. Consideration of enterprise risks—the specific financial, operational, business and strategic risks that the Company faces—is integral to decision-making processes at both the Board and management level. The Company consistently seeks to identify potential risks and to balance risk mitigation with a level of risk tolerance that enables us to pursue opportunities to grow shareholder value.

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Corporate Governance

BOARD OF DIRECTORS

BOARD OF DIRECTORS

The Board's ongoing risk oversight occurs at both the Board and Board Committee levels, as discussed below and throughout this Proxy Statement. The Board annually reviews the Company's enterprise risks and its enterprise risk management ("ERM") program. On a regular basis throughout the year, management reviews specific risks with the Board and/or relevant Board Committees. The Board and Board Committees are regularly presented with materials reflecting deep-dive analyses of particular risk topics and receive updates on key ongoing and emerging risks within their oversight responsibility. Board Committees may address risks directly with management or may elevate a risk for consideration by the Board or another Committee. In addition to management, external advisors and experts on various topics provide guidance as appropriate.

While the Board has ultimate responsibility for risk oversight, the Board has delegated primary responsibility for risk management oversight of certain risk areas to the Board Committees as discussed below. The full Board retains primary oversight of risks in areas such as:

- strategy
- competitive landscape
- economic conditions
- operations
- product integrity/safety
- environmental matters, including climate
- human capital management, including CEO and other senior management succession planning
- health and safety

COMMITTEES OF THE BOARD

AUDIT COMMITTEE

The Audit Committee supports the Board in the oversight of risks arising out of:

- financial accounting and reporting
- internal controls over financial reporting
- legal and compliance matters.

The Audit Committee discusses with management, the internal auditors and the external auditors, the policies with respect to risk assessment and risk management, including:

- major financial risk exposures
- information technology system risks
- the steps management has taken to monitor and mitigate these risks

COMPENSATION AND BENEFITS COMMITTEE

The Compensation and Benefits Committee supports the Board in the oversight of risks arising out of the Company's compensation programs and practices by overseeing the development of such programs and practices, which are designed to balance risk and reward in a way that does not encourage excessive or inappropriate risk-taking by our employees. The Compensation and Benefits Committees directly retains an independent compensation consultant firm to advise on compensation matters to mitigate conflicts of interest risk.

See *"Compensation Discussion and Analysis"* for additional information.

GOVERNANCE AND NOMINATING COMMITTEE

The Governance and Nominating Committee supports the Board in the oversight of risks arising out of:

- Board and Board Committee composition
- director succession planning
- director compensation
- related person transactions
- director independence
- other corporate governance policies and practices

CYBERSECURITY COMMITTEE

The Cybersecurity Committee supports the Board in the oversight of cybersecurity risks. The Company has implemented a framework of principles, policies and technology designed to protect its systems and data from cybersecurity threats. The Cybersecurity Committee oversees and reviews the Company's cybersecurity programs and risk management. Management, including the Company's Chief Information Security Officer and Chief Information Officer, meets regularly with the Cybersecurity Committee to review the state of the Company's cybersecurity, cybersecurity risk mitigation actions, and any significant cybersecurity incidents.

FINANCE COMMITTEE

The Finance Committee supports the Board in the oversight of risks arising out of the Company's:

- capital structure
- financing transactions
- capital allocation actions
- significant transactions such as acquisitions and divestitures
- interest rate, commodity and currency hedging
- net pension liability

MANAGEMENT

MANAGEMENT

Management is responsible for identifying, assessing and managing risks and the day-to-day handling and mitigation of risks. The Company's ERM program is designed to work across the organization to identify, evaluate and manage the Company's most significant risks and uncertainties that could materially impact the long-term health of the Company or prevent the achievement of strategic objectives. These risks span the following risk categories: (i) customers and markets; (ii) operations; (iii) global security; (iv) legal and compliance; (v) financial; and (vi) human resources.

The ERM process includes biannual reviews of enterprise risks, including reviews with the CEO, Chief Financial Officer, Chief Administrative Officer, Chief Human Resources Officer, Chief Legal and Compliance Officer, Chief Commercial Officer, the Presidents and Financial Vice Presidents of each of the Company's four business segments, and subject matter experts of the identified risk areas.

Management regularly reports to the Board and Board Committees regarding the risks and opportunities facing the Company.

The Company has a disclosure committee that assists in fulfilling management's responsibility regarding public disclosures made by the Company to its shareholders and the investment community. This is a management-level committee that works to help ensure the Company disclosures are accurate and timely in all material respects.

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Corporate Governance

COMMITTEES OF THE BOARD
Each of the Audit, Compensation and Benefits, Governance and Nominating, Cybersecurity, and Finance Committees is composed solely of directors who have been determined by the Board of Directors to be independent in accordance with SEC regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards for members of the Audit and Compensation and Benefits Committees).
For information on how to access the written charters for each committee, see “—Our Corporate Governance Documents” below.
The Board Committee assignments and chairperson positions are reviewed each year by the Governance and Nominating Committee to determine whether changes to the Committee composition is warranted, taking into account factors such as the mix of viewpoints and expertise and refreshment and development considerations. Committee members and chairpersons are appointed by the Board upon recommendation of the Governance and Nominating Committee.

AUDIT COMMITTEE 7 Meetings in 2025

Members
▪
Ulrich R. Schmidt (Chair)

▪
Joseph S. Cantie

▪
Robert F. Leduc

▪
Gunner S. Smith

Independence
▪
Each member of the committee is independent and financially literate.

Financial Expert
▪
Joseph S. Cantie and Ulrich R. Schmidt meet the requirements as defined by the SEC rules.

Responsibilities
▪
Oversees the integrity of the Company’s financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors

▪
Appoints the independent auditors and evaluates their independence and performance

▪
Reviews the organization, performance and adequacy of the internal audit function

▪
Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors

▪
Oversees the Company’s compliance with legal and regulatory requirements

▪
Discusses with management and the auditors the policies with respect to risk assessment and risk management, including major financial risk exposures

▪
Discusses with management the status of information technology systems and information technology risks

The responsibilities of the Audit Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.
For more information on the role of the Audit Committee, as well as the Audit Committee report, see “Item 2-Ratification of Appointment of Independent Registered Public Accounting Firm”.

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Corporate Governance

COMPENSATION AND BENEFITS COMMITTEE 6 Meetings in 2025
Members ▪ James F. Albaugh (Chair) ▪ Sharon R. Barner ▪ Jody G. Miller Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Recommends the Chief Executive Officer’s compensation for approval by the independent directors of the Board, based upon an evaluation of performance in light of approved goals and objectives

▪
Reviews and approves the compensation of the Company’s officers

▪
Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans

▪
Reviews and approves general compensation and benefit policies

▪
Reviews, administers, and interprets the Company’s clawback and recoupment policy and provisions

▪
Approves the Compensation Discussion and Analysis for inclusion in the proxy statement

▪
Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Corporate Governance—Compensation Consultants” regarding the committee’s engagement of a compensation consultant)

Executive officers do not determine the amount or form of executive or non-employee director compensation although the Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for executive officers other than himself.

The responsibilities of the Compensation and Benefits Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.
For more information on the activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.
GOVERNANCE AND NOMINATING COMMITTEE 4 Meetings in 2025
Members ▪ Sharon R. Barner (Chair) ▪ James F. Albaugh ▪ Amy E. Alving Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Develops and recommends to the Board criteria, objectives and procedures for the selection of individuals to be considered as candidates for election to the Board

▪
Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or shareholders

▪
Reviews and makes recommendations to the Board regarding the appropriate structure and operations of the Board and Board Committees

▪
Makes recommendations to the Board regarding Board Committee assignments

▪
Develops and annually reviews corporate governance guidelines of the Company, and oversees other corporate governance matters

▪
Reviews related person transactions

▪
Oversees an annual performance review of the Board, Board Committees and individual directors

▪
Periodically reviews and makes recommendations to the Board regarding non-employee director compensation

The responsibilities of the Governance and Nominating Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

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Corporate Governance

CYBERSECURITY COMMITTEE 4 Meetings in 2025
Members ▪ Jody G. Miller (Chair) ▪ Amy E. Alving ▪ Robert F. Leduc Independence ▪ Each member of the committee is independent.
Responsibilities
Reviews the state of the Company’s cybersecurity, including review of:
▪
the threat landscape facing the Company

▪
the Company’s strategy, policies and procedures to mitigate cybersecurity risks, such as initiatives for identification, protection, detection, response and recovery

▪
any significant cybersecurity incidents

▪
the impact of emerging cybersecurity developments and regulations that may affect the Company

The responsibilities of the Cybersecurity Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

For information on the Company’s cybersecurity programs and risk management, please refer to the disclosures in “Item 1C. Cybersecurity” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

FINANCE COMMITTEE 4 Meetings in 2025
Members ▪ Joseph S. Cantie (Chair) ▪ Ulrich R. Schmidt ▪ Gunner S. Smith Independence ▪ Each member of the committee is independent.
Responsibilities
Reviews and provides advice and counsel to the Board regarding the Company’s:
▪
capital structure

▪
financing transactions

▪
capital expenditures and capital plan

▪
acquisitions and divestitures

▪
share repurchases and dividend programs

▪
policies relating to interest rate, commodity and currency hedging

▪
pension plan performance and funding

The responsibilities of the Finance Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.
BOARD MEETINGS AND ATTENDANCE
The Board met 6 times in 2025. The number of meetings of each Board Committee can be found above in “Committees of the Board.” Attendance by incumbent directors at Board and committee meetings averaged 96.4%. Each incumbent director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2025.
Under Howmet Aerospace’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of shareholders. All members of the Board attended the Company’s May 2025 annual meeting.

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Corporate Governance

DIRECTOR ORIENTATION AND CONTINUING EDUCATION
New Director Orientation

The Company has a robust orientation program for new directors. New directors meet with key members of management to become familiar with the Company’s business and strategic plans, business segments, resource units, and values and culture, as well as its human capital program, ethics and compliance program and corporate governance practices. New directors are invited to attend all Board Committee meetings.
Continuing Education

The Board and its Committees receive and participate in various forms of training and education throughout the year. Company presentations and materials, including updates on business developments and other important topics, are provided regularly to directors. In addition, outside advisors and counsel present to the Board on strategic, financial, legal, and regulatory developments and considerations, including cyber and AI among other matters. Such presentations provide directors with additional perspectives on the Company’s business environment, strategic focus areas, performance and potential emerging risks.
Each year, the Board participates in site visits to Company facilities to deepen their understanding of the Company and its operations, and engage with employees across our businesses. In 2025, the Board engaged in an in-depth tour of the Company’s Engineered Structures operations in Niles, Ohio; and its Engine Products operations in Whitehall, Michigan, which provided the Board with valuable insight into the Company’s operations, technology and innovations.
The Company regularly provides the Board with information on continuing education programs and opportunities. Directors also benefit from access to various governance and directorship organizations and publications to which the Company subscribes. Directors are also encouraged to attend outside continuing education programs at the Company’s expense.

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Corporate Governance

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS
The Board of Directors believes that a robust and constructive Board, committee and director performance evaluation process is an essential component of board effectiveness. Each year, the Board conducts a comprehensive evaluation process, overseen by the Governance and Nominating Committee, of its own performance, as well as the performance of each committee and each director.

Planning of Board, Committee and Director Evaluations

In consultation with the Executive Chairman, independent Lead Director and Committee Chairs, the Governance and Nominating Committee reviews the self-evaluation process on an annual basis to determine its structure, scope and content.

Evaluations

Each director completes an evaluation relating to: (i) the Board; (ii) each committee on which such director serves; and (iii) each director.

Evaluations Results

Evaluation results are compiled by the Corporate Secretary's Office, without attribution. Each director receives the results of the evaluations of the Board and each committee on which the director serves. The Executive Chairman, independent Lead Director and Governance and Nominating Committee members receive the results of the director evaluations.

Review of Evaluations

Committee evaluation results are discussed by each committee, and Board evaluation results are discussed by the full Board. The Board and the committees identify opportunities for improvement and implement plans to address those matters. The evaluations of all Board members are reviewed by the Governance and Nominating Committee, the independent Lead Director and the Executive Chairman, following which the Lead Director and the Executive Chairman meet with each director in connection with the director's potential re-nomination to the Board.

Ongoing

Directors are encouraged to provide ongoing feedback outside the self-evaluation process.

SHAREHOLDER ENGAGEMENT
The Board of Directors and the Company believe ongoing engagement with Howmet Aerospace shareholders is important to understanding shareholder views on issues that are important to them or that affect our Company. We have embraced an active engagement strategy for many years to provide visibility and transparency, and invite dialogue, on our business, our performance and our corporate governance, environmental, social and compensation practices. Our engagement program is designed to address shareholder questions and concerns, provide shareholders with our perspective on Company policies and practices, seek shareholder input and incorporate feedback, as appropriate.
How We Engage

Board Participation	Investor Relations Discussions	ESG and Compensation-Related Discussions
Our independent Lead Director, Compensation and Benefits Committee Chair and other members of the Board are available for, and participate as appropriate in, shareholder meetings, particularly those relating to ESG and compensation-related matters.	Throughout the year, our investor relations (IR) team regularly meets with shareholders, prospective shareholders, and investment analysts through quarterly earnings calls, investor conferences, presentations, on-site meetings and virtual meetings. These meetings often include participation by our Executive Chairman and Chief Executive Officer and our Chief Financial Officer, and generally focus on Company financial and operational performance and strategy.
Twice a year, we conduct a robust shareholder engagement program, led by members of our corporate governance, environmental, health and safety, human resources, executive compensation and IR teams, along with Board members as appropriate, to solicit feedback and address any concerns related to:
▪
corporate governance, including Board oversight areas and perspectives;

▪
executive compensation and human capital management; and

▪
environmental and sustainability matters, including climate change.

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Corporate Governance

ESG and Compensation-Related Shareholder Engagement
Spring 2025		Fall 2025
77% Contacted 39% Engaged	We contacted our top ~50 shareholders who own approximately 77% of our common shares and engaged with those who responded, representing approximately 39% ownership.	74% Contacted 34% Engaged	We contacted our top ~50 shareholders who own approximately 74% of our common shares and engaged with those who responded, representing approximately 34% ownership.

We engaged with our shareholders through conversations, as well as correspondence in which shareholders provide feedback, comments, or indications that they do not have any concerns requiring discussion.

When We Engage

Spring	Summer	Fall	Winter

▪
Make available to shareholders the Annual Report, Proxy Statement and ESG report.

▪
Prior to the Annual Meeting of Shareholders, conduct shareholder engagement to discuss any concerns on the ballot items and gather feedback on ESG, compensation and other relevant matters.

▪ Review feedback from shareholder discussions and results from the Annual Meeting of Shareholders, plan for fall outreach and target responsive engagement.
▪
Conduct comprehensive engagement with shareholders to gather feedback from the Annual Meeting of Shareholders and discuss any concerns and gather feedback on developments and trends in ESG, compensation and other relevant matters.

▪ Review shareholder feedback, including consideration by the Board of any changes to corporate governance, executive compensation program, and environmental and social matters and disclosures.
Key Themes Discussed with Shareholders in 2025

Environmental and Social	▪ The Company’s strategy and Board oversight related to environmental and social matters ▪ Alignment of environmental initiatives with corporate strategy
Human Capital Management	▪ Chief Executive Officer succession planning ▪ Officer and Senior Management succession planning ▪ Employee training and retention
Executive Compensation	▪ Compensation program and practices
Board Accountability and Effectiveness	▪ Board oversight, including relating to strategy and risk ▪ Board and Committee evaluation process
Corporate Governance	▪ Governance practices, including Board succession planning ▪ Committee membership and chairperson refreshment ▪ Board Leadership Structure
For a further discussion regarding shareholder feedback on compensation matters, see “Executive Compensation—Compensation Discussion and Analysis—Shareholder Feedback.”

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Corporate Governance

COMMUNICATIONS WITH DIRECTORS
The Board of Directors is committed to meaningful engagement, communication and transparency with Howmet Aerospace shareholders and welcomes input and suggestions, to better understand shareholders’ perspectives. Shareholders and other interested parties wishing to contact the Executive Chairman, independent Lead Director, individual directors, the Board or the independent directors as a group may do so by sending a written communication to the attention of the Independent Lead Director c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Alternatively, you may place an anonymous, confidential, toll-free call in the United States to Howmet Aerospace’s Integrity Line at 1-844-932-1021. For a listing of Integrity Line telephone numbers outside the United States, go to www.howmet.com under “About Us—Our Fundamentals—Ethics and Compliance—Speak-Up Culture—Howmet Aerospace Integrity Line.”
Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication. The Board of Directors has asked the Corporate Secretary’s Office to submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.
DIRECTOR INDEPENDENCE
In the Company’s Corporate Governance Guidelines, the Board recognizes that independence depends not only on directors’ individual relationships, but also on the directors’ overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the New York Stock Exchange, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards comprise a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship. The Board has affirmatively determined that all the directors are independent except Mr. Plant, who is employed by the Company and therefore does not meet the independence standards set forth in the Director Independence Standards. In the course of its determination regarding independence, the Board did not find any material relationships between the Company and any of the directors, other than Mr. Plant’s employment.
VOTING FOR DIRECTORS
Howmet Aerospace’s Certificate of Incorporation and Bylaws provide a majority voting standard for election of directors in uncontested elections. If the number of shares voted “for” an incumbent director’s election does not exceed fifty percent (50%) of the number of votes cast with respect to that director’s election (with votes cast including votes against in each case and excluding abstentions and broker nonvotes with respect to that director’s election) in an uncontested election, the nominee must promptly tender his or her resignation, and the Board will decide, through a process managed by the Governance and Nominating Committee and excluding the nominee, whether to accept or reject the resignation at its next regularly scheduled Board meeting. The Board’s explanation of its decision will be promptly disclosed in accordance with SEC rules and regulations. Any director nominee not already serving on the Board who fails to receive a majority of votes cast in an uncontested election will not be elected to the Board. An election of directors is considered to be contested if the number of candidates for election as directors exceeds the number of directors to be elected, with the determination being made in accordance with the Bylaws.

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Corporate Governance

RELATED PERSON TRANSACTIONS
Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which the Company or a Company subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such person.
Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Company’s Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance program, including its Code of Conduct, which requires that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent the Company in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.
The Board has considered the following types of potential related person transactions and pre-approved them under the Company’s Related Person Transaction Approval Policy as not presenting material conflicts of interest:
(i)
employment of Howmet Aerospace executive officers (except employment of a Howmet Aerospace executive officer that is an immediate family member of another Howmet Aerospace executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officers’ compensation;

(ii)
director compensation that the Board has approved;

(iii)
any transaction with another entity in which the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:

(a)
such person’s position as an employee or executive officer of the other entity; or

(b)
such person’s position as a director of the other entity; or

(c)
the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest in the aggregate in the other entity (other than a partnership); or

(d)
both such position as a director and ownership as described in (b) and (c) above; or

(e)
such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;

(iv)
charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of $250,000 or 2% of the charitable organization’s total annual receipts;

(v)
transactions, such as the receipt of dividends, in which all shareholders receive proportional benefits;

(vi)
transactions involving competitive bids;

(vii)
transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

(viii)
transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Transactions with Related Persons in 2025

Based on information provided by the directors, the executive officers, and the Company’s legal department, the Governance and Nominating Committee determined that there are no material related person transactions to be reported in this Proxy Statement. We indemnify our directors and officers to the fullest extent permitted by law against personal liability in connection with their service to the Company. This indemnity is required under

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Corporate Governance

the Company’s Certificate of Incorporation and the Bylaws, and we have entered into agreements with these individuals contractually obligating us to provide this indemnification to them.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.
COMPENSATION CONSULTANTS
In 2025, the Compensation and Benefits Committee directly retained Compensation Advisory Partners LLC (“CAP LLC”) as its independent compensation consultant. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Design—Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median—Use of Independent Compensation Consultant.” The committee assessed CAP LLC’s independence and found no conflict of interest. In its assessment, the committee took into account the following factors: CAP LLC provides no other services to the Company; the amount of fees received from the Company by CAP LLC as a percentage of CAP LLC’s total revenue; the policies and procedures that CAP LLC has in place to prevent conflicts of interest; any business or personal relationships between the consultants at CAP LLC performing consulting services and any Compensation and Benefits Committee members or any executive officer; and any ownership of Company stock by the consultants.
RECOVERY OF INCENTIVE COMPENSATION
In accordance with SEC requirements and NYSE listing standards, the Company adopted an Executive Officer Incentive Compensation Recovery Policy (the “Clawback Policy”) in 2023 that provides for the recovery of the amount of incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), during the prior three fiscal years if the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Subject to limited exceptions, the amount subject to recovery equals the excess that the Covered Officer received over the amount that would have been paid to the Covered Officer after taking into account the accounting restatement. The Clawback Policy applies to incentive compensation received on or after October 2, 2023.
In addition, the Company’s 2020 Annual Cash Incentive Plan, as Amended and Restated, and its Howmet Aerospace Stock Incentive Plan, as Amended and Restated (collectively, the “Plans”) each contains clawback, forfeiture and cancellation provisions as summarized below.
▪
The Plans each contains an “excess compensation clawback” feature that allows the Company, in the event of a financial restatement, to recover excess award compensation previously granted or paid to an employee during the preceding three fiscal years.

▪
The Plans also provide that the Compensation and Benefits Committee has broad discretion to cancel and/or clawback incentive awards if an employee engages in certain specified conduct that is injurious to the Company, monetarily, reputationally or otherwise, including in the event that an employee violates an agreement in place with the Company; engages in fraudulent or willful conduct; or violates the Company’s Code of Conduct.

▪
Under the Plans, incentive awards are also subject to any recoupment requirement imposed under the Sarbanes-Oxley Act of 2002 or under other applicable laws, rules, regulations or stock exchange listing standards.

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Corporate Governance

CODE OF CONDUCT AND CODE OF ETHICS
The Company’s Code of Conduct applies to the directors, officers and employees of the Company, as well as those of our controlled entities. The Code of Conduct provides that such individuals shall comply with all laws and regulations that are applicable to the Company’s activities, and all applicable Company policies and procedures. The Company’s Code of Conduct is our roadmap for leading with integrity, guiding how we work with one another, conduct business, build our partnerships, protect our assets and support our communities.
The Company also has a Code of Ethics applicable to the CEO, CFO and other Financial Professionals, including the principal accounting officer. Only the Audit Committee can amend or grant waivers from the provisions of the Company’s Code of Ethics, and any such amendments or waivers will be posted promptly at www.howmet.com. To date, no such amendments have been made or waivers granted.
OUR CORPORATE GOVERNANCE DOCUMENTS
The Company’s corporate governance documents are available on our website at www.howmet.com under “Investors—Corporate Governance—Governance and Policies”, including the Company’s Certificate of Incorporation; Bylaws; all Committee Charters; Board Confidentiality Policy; Corporate Governance Guidelines; Director Independence Standards; Anti-Corruption Policy; Code of Conduct; Code of Ethics for the CEO, CFO and Other Financial Professionals; Human Rights Policy; Insider Trading Policy; Related Person Transaction Approval Policy; and Severance Compensation Policy.
The Company’s 2025 ESG Report will be available on our website at www.howmet.com/esg-report once it is published.
Copies of these documents are available in print form by writing to Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Information on our website, including the Company’s ESG Report or sections thereof, is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.

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Environmental and Social Responsibility
We are dedicated to reducing our environmental footprint and that of our customers, providing workplaces where our employees can excel, investing in the communities where we operate and adhering to good governance practices, all of which not only demonstrate our commitment to operate responsibly but also provide competitive business advantages and opportunities and long-term value creation for the Company. By staying grounded in our core values and Code of Conduct, we hold ourselves to the highest standards of integrity and compliance. This focus reinforces our Environmental, Social and Governance (ESG) approach and help us navigate challenges.
Our approach and efforts related to ESG, which are detailed in our annual ESG Report, are guided by the following:
CUSTOMER	OPERATIONS	SUPPLY CHAIN
Enable our customers to achieve their sustainability goals through our sustainable product development and innovations. Our products reduce fuel consumption and improve efficiencies.	Reduce our environmental footprint by enhancing efficiency and innovating our processes, act on our social responsibility and keep our people safe, empowered and engaged.	Drive ESG into our suppliers’ processes and practices and leverage their expertise to achieve our sustainability goals.
MANAGEMENT FOCUS	BOARD OVERSIGHT

Key ESG metrics are reviewed on a regular basis, including quarterly updates with the CEO and senior leadership. ESG goals and plans are reviewed at least annually. Continued commitment to a safe and secure work environment, and investing in employee training and development are management focus areas, as well as understanding and managing our impact on stakeholders, communities and the broader operating environment, all of which support long-term value creation.
Our Board is committed to our ESG goals and maintains oversight of ESG matters at the full Board level and through various Board committees. The full Board reviews management’s approach to ESG matters, including sustainability initiatives, health and safety performance, human capital management, ethics and compliance and enterprise risk management. In addition, our Board and CEO meet to review talent in key positions across our Company and update our succession strategy and leadership pipeline for key roles, including the CEO position.

Our 2025 ESG Report will be available at www.howmet.com/esg-report once it is published. Information on our website, including our ESG Report or sections thereof, is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. The ESG Report is prepared in accordance with the recommendations from the Global Reporting Initiative (GRI) Standards and Sustainability Accounting Standards Board (SASB) for the aerospace and defense industry, and aligned with the Task Force on Climate-Related Financial Disclosures (TCFD) framework.

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Stock Ownership Information
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information about each person or entity known to us to be the beneficial owner of more than five percent of Howmet Aerospace common stock, based on filings as of March 31, 2026 made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class(1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	35,689,575(2)	8.9%
JPMorgan Chase & Co. 383 Madison Avenue New York, NY 10179	Common Stock	30,955,301(3)	7.7%

(1)
Based on 400,713,557 shares outstanding on March 24, 2026.

(2)
In a Schedule 13G amendment dated October 17, 2025, BlackRock, Inc., a parent holding company, reported that, as of September 30, 2025, it had sole power to vote or direct the vote of 32,799,517 shares, sole power to dispose or direct the disposition of 35,689,575 shares, and no shared voting or dispositive power.

(3)
In a Schedule 13G amendment dated July 22, 2025, JPMorgan Chase & Co, a parent holding company, reported that, as of June 30, 2025, it had sole voting power of 27,103,672 shares, shared power to vote or direct the vote of 273,517 shares, sole power to dispose or direct the disposition of 30,707,788 shares, and shared power to dispose or direct the disposition of 223,419 shares.

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Stock Ownership Information—Stock Ownership of Directors and Executive Officers

Stock Ownership of Directors and Executive Officers
The following table shows the ownership of Howmet Aerospace common stock (“Common Stock”), deferred restricted share units, and deferred share units, as of March 24, 2026, by each director, each of the named executive officers, and all directors and executive officers (serving as of March 24, 2026) as a group.
Each Howmet Aerospace deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board.
Deferred share units provide holders with the same economic interest as if they own Common Stock. Upon a holder’s separation from the Company, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned	Deferred Restricted Share Units(2)	Deferred Share Units(3)	Total
Directors
James F. Albaugh	10,000	*	48,711	—	58,711
Amy E. Alving	4,902	*	52,187	—	57,089
Sharon R. Barner	—	*	15,851	—	15,851
Joseph S. Cantie	40	*	43,022	—	43,062
Robert F. Leduc	—	*	35,093	—	35,093
Jody G. Miller	—	*	29,874	—	29,874
Ulrich R. Schmidt	5,333(4)	*	52,497	4,268	62,098
Gunner S. Smith	—	*	5,113	—	5,113
Named Executive Officers
John C. Plant(5)	2,816,585(6)	*	34,406	4,496	2,855,487
Patrick J. Winterlich	—		—	—	—
Neil E. Marchuk	55,450(7)	*	—	—	55,450
Michael N. Chanatry	189,096	*	—	—	189,096
All Directors and Executive Officers as a Group (12 individuals)	3,081,406	*	316,754	8,764	3,406,924

*
Less than 1%.

(1)
This column shows beneficial ownership of Common Stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Common Stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, and shares held through family trust arrangements.

This column also includes shares of Common Stock under employee stock options that are exercisable as of March 24, 2026, as follows:
▪
Mr. Chanatry: 31,202 shares

▪
All directors and executive officers as a group: 31,202 shares

For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or persons but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)
This column lists deferred restricted share units issued to directors under the Howmet Aerospace Stock Incentive Plan, as Amended and Restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. The annual deferred restricted share units to directors vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following

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Stock Ownership Information—Section 16(A) Beneficial Ownership Reporting Compliance

the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant. Deferred restricted share units are paid/settled either in a lump sum or installments, as elected by the director, upon retirement from the Board.
(3)
This column lists deferred share equivalent units held by directors under the Amended and Restated Deferred Fee Plan for Directors. Each deferred share equivalent unit tracks the economic performance of one share of Howmet Aerospace common stock and is fully vested upon grant but does not have voting rights.

(4)
Reflects 5,333 shares that are held in a family trust of which Mr. Schmidt is the trustee and beneficiary.

(5)
Mr. Plant also serves as a director of the Company.

(6)
Includes 787,730 shares that are held in trusts of which Mr. Plant is the trustee and grantor, and the beneficiaries are himself or his children.

(7)
Includes 10 shares that are held in a trust of which Mr. Marchuk is the trustee and beneficiary.

Section 16(A) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations.

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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Under its written charter, the Audit Committee of the Board of Directors has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent auditor. Based on its evaluation, the Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for 2026. PwC or its predecessor firms have served continuously as the Company’s independent auditors since 1950. The Audit Committee and the Board believe that the continued retention of PwC to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PwC. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.
Although the Company’s Bylaws do not require that we seek shareholder ratification of the appointment of PwC as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PwC. Even if the appointment is ratified, the Audit Committee may in its discretion appoint a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Representatives of PwC are expected to be present on the live webcast of the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.
The Board of Directors unanimously recommends a vote FOR Item 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—Report of the Audit Committee

Report of the Audit Committee
In accordance with its written charter, the Audit Committee of the Board of Directors is responsible for assisting the Board to fulfill its oversight of:
▪
the integrity of the Company’s financial statements and internal controls;

▪
the Company’s compliance with legal and regulatory requirements;

▪
the independent auditors’ qualifications and independence; and

▪
the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.
PwC, the Company’s independent registered public accounting firm for 2025 (the “independent auditors”), is responsible for performing independent audits of the Company’s consolidated financial statements and internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP) and on the effectiveness of the Company’s internal control over financial reporting. The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.
In evaluating the independence of PwC, the Audit Committee has:
(i)
received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the audit firm’s communications with the Audit Committee concerning independence;

(ii)
discussed with PwC the firm’s independence from the Company and management; and

(iii)
considered whether PwC’s provision of non-audit services to the Company is compatible with the auditor’s independence. In addition, the Audit Committee has assured that the lead audit partner is rotated at least every five years in accordance with Securities and Exchange Commission (“SEC”) and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors.

The Audit Committee has concluded that PwC is independent from the Company and its management.
The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitored the progress of both in assessing the Company’s compliance with internal and disclosure controls over financial reporting, including their findings, required resources and progress to date.
At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditors and the Company’s chief internal audit executive to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer and the Chief Legal and Compliance Officer.
The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all communications required by applicable requirements of the PCAOB and the SEC. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—Audit and Non-Audit Fees

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. In addition, the Audit Committee has approved, subject to shareholder ratification, the appointment of PwC as the Company’s independent registered public accounting firm for 2026.
THE AUDIT COMMITTEE
Ulrich R. Schmidt, Chair
Joseph S. Cantie
Robert F. Leduc
Gunner S. Smith
April 6, 2026
Audit and Non-Audit Fees
The following table shows fees incurred for professional services rendered by PwC for the past two fiscal years ended December 31 (in millions):
	Fiscal Year
Fees for Services Provided	2025	2024
Audit fees(1)	$7.7	$7.3
Audit-related fees(2)	$0.8	$0.1
Tax fees(3)	$0.3	$0.3
All other fees(4)	$0.0	$0.0
Total	$8.8	$7.7

(1)
Audit fees are comprised of the base audit fee (including statutory audit fees), effects of foreign currency exchange rates on the base audit fee, and scope adjustments to the base audit requirements.

(2)
Audit-related fees include agreed-upon or expanded audit procedures for accounting or regulatory requirements.

(3)
Tax fees include U.S. federal, state and local tax support, international tax support, and review and preparation of tax returns.

(4)
All other fees include subscriptions for online resources available from PwC.

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of fee levels for such services.

See “Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services” on page A-1. All services set forth in the table above were approved by the Audit Committee before being rendered.

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Item 3—Advisory Approval of Executive Compensation
As required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the Board of Directors is asking you to approve, on an advisory basis, the Company’s executive compensation programs and policies and the resulting 2025 compensation of the individuals listed in the “2025 Summary Compensation Table” (our “named executive officers” or “NEOs”), as described in this Proxy Statement.
Because the vote is advisory, the result will not be binding on the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.
The Board has determined that the advisory vote on executive compensation will be submitted to shareholders on an annual basis, at least until the next required advisory vote in 2029 on the frequency of shareholder votes. Following this year’s advisory vote on executive compensation at the 2026 Annual Meeting of Shareholders, the next advisory vote will occur at the 2027 annual meeting.
We believe you should read the Compensation Discussion and Analysis and the compensation tables in determining whether to approve this proposal.
The Board of Directors recommends approval of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.
The Board of Directors unanimously recommends a vote FOR Item 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.
COMPENSATION COMMITTEE REPORT
The Compensation and Benefits Committee has:
1.
reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement; and

2.
recommended, based on the review and discussions referred to in paragraph (1) above, to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2026 Annual Meeting of Shareholders.

THE COMPENSATION AND BENEFITS COMMITTEE
James F. Albaugh, Chair
Sharon R. Barner
Jody G. Miller
April 6, 2026

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Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) includes the compensation and benefits of our named executive officers (“NEOs”) with respect to fiscal year 2025 and the related decisions made by the Compensation and Benefits Committee (the “Compensation Committee”). For 2025, our NEOs are:
Name	Position
John C. Plant	Executive Chairman and Chief Executive Officer
Patrick J. Winterlich	Executive Vice President and Chief Financial Officer (starting December 1, 2025)
Kenneth J. Giacobbe	Executive Vice President and Chief Financial Officer (through November 30, 2025)
Neil E. Marchuk	Executive Vice President and Chief Administrative Officer
Michael N. Chanatry	Vice President and Chief Commercial Officer
Lola F. Lin	Executive Vice President, Chief Legal and Compliance Officer and Secretary (through September 5, 2025)
In this CD&A, we will highlight:
1.
The Company’s 2025 performance

2.
Shareholder feedback received in 2025

3.
The Company’s compensation philosophy and design

4.
2025 incentive plan results

5.
Individual compensation decisions for the Chief Executive Officer (“CEO”) and other NEOs

CD&A CONTENTS
47	SUMMARY OF KEY 2025 INPUTS AND DECISIONS
47	Our Business and 2025 Company Performance
48	Shareholder Feedback
49	COMPENSATION PHILOSOPHY AND DESIGN
50	Key Compensation Practices
51	Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median
55	2025 ANNUAL CASH INCENTIVE COMPENSATION PLAN DESIGN, TARGETS AND RESULTS
56	2025 LONG-TERM INCENTIVES
57	2025 INDIVIDUAL COMPENSATION ARRANGEMENTS AND PERFORMANCE-BASED PAY DECISIONS

In this CD&A: where values are denoted, “M”=million and “B”=billion.

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Executive Compensation—Compensation Discussion and Analysis

Summary of Key 2025 Inputs and Decisions

Our Business and 2025 Company Performance

Howmet Aerospace is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and airframe structural components necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged aluminum wheels for commercial transportation.
The Company has four reportable segments, which are organized by product on a worldwide basis:
▪
Engine Products;

▪
Fastening Systems;

▪
Engineered Structures; and

▪
Forged Wheels.

We refer to these segments in this CD&A as our “business groups.”
The Howmet Aerospace team drove very strong results in 2025, including with respect to revenue, net income, adjusted EBITDA excluding special items, adjusted earnings per share excluding special items, cash from operations and free cash flow. In 2025, the Company generated $1.9 billion cash from operations and $1.4 billion of free cash flow; $1.3 billion of cash used for financing activities; and $0.4 billion of cash used for investing activities. In 2025, healthy cash generation supported capital deployment by the Company that included reduction in debt of $265 million, repurchase of $700 million of common stock, and payment of $181 million in dividends.
FULL YEAR 2025 HIGHLIGHTS
$8.3B	Revenue +11% year over year (“YoY”)
$1.5B	Net Income 32% increase in earnings per share (“EPS”) to $3.71 from $2.81 in 2024
$1.5B	Net Income excluding special items $3.77 adjusted EPS excluding special items vs. $2.69 in 2024
$2.4B	Adjusted EBITDA excluding special items +26% YoY
$1.4B	Free Cash Flow +46% YoY

TOTAL REVENUE	GLOBAL PROFILE
$8.3 Billion	25,430	57	23
FISCAL YEAR 2025	EMPLOYEES	LOCATIONS	COUNTRIES
REVENUE BY MARKET
53%	17%	15%	11%	4%
COMMERCIAL AEROSPACE	DEFENSE AEROSPACE	COMMERCIAL TRANSPORTATION	GAS TURBINES	OTHER

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Executive Compensation—Compensation Discussion and Analysis

The Company had a strong Total Shareholder Return of 88% in 2025 and has consistently outperformed the S&P 500® Aerospace & Defense Index.
	Total Shareholder Return(1)
	1-Year	3-Years	5-Years
Howmet Aerospace	88%	425%	628%
S&P Aerospace & Defense Index	42%	73%	130%

(1)
Total Shareholder Return over the 1, 3, and 5-year periods ended December 31, 2025, with dividends reinvested.

The Company’s year-over-year revenue growth in 2025 was driven by growth in the commercial aerospace market of 12%, growth in the defense aerospace market of 21%, and growth in the gas turbines market of 25%, partially offset by declines in the commercial transportation market of 5%.
	2025	2024	2023	2022
Revenue Up 11% 2025 vs. 2024	$8.3B	$7.4B	$6.6B	$5.7B
Net Income Up 31% 2025 vs. 2024	$1,508M $3.71 per share	$1,155M $2.81 per share	$765M $1.83 per share	$469M $1.11 per share
Net Income excluding special items Up 38% 2025 vs. 2024	$1,533M $3.77 per share	$1,107M $2.69 per share	$766M $1.84 per share	$593M $1.40 per share
Operating Income Up 25% 2025 vs. 2024	$2,046M	$1,633M	$1,203M	$919M
Operating Income Margin Up 280 basis points 2025 vs. 2024	24.8%	22.0%	18.1%	16.2%
Adjusted EBITDA excluding special items Up 26% 2025 vs. 2024	$2,416M	$1,914M	$1,508M	$1,276M
Adjusted EBITDA Margin excluding special items Up 350 basis points 2025 vs. 2024	29.3%	25.8%	22.7%	22.5%
Cash from Operations Cash used for Financing Activities Cash used for Investing Activities	$1,884M $(1,269M) $(438M)	$1,298M $(1,026M) $(316M)	$901M $(868M) $(215M)	$733M $(526M) $(135M)
Free Cash Flow	$1,431M	$977M	$682M	$540M

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

Shareholder Feedback
The Company solicits feedback from shareholders on a regular basis throughout the year. Shareholder engagement offers us an opportunity to obtain shareholders’ comments and insights, including those related to their policies and views on executive compensation, corporate governance, and environmental and social matters. Our engagement program is designed to address shareholder questions and concerns, provide perspective on Company policies and practices, seek shareholder input, and incorporate feedback, as appropriate. The regular dialogue with our shareholders informs our Board meeting agendas and contributes to governance and disclosure enhancements that help us address the issues our shareholders tell us matter most to them.
Spring 2025		Fall 2025
77% Contacted 39% Engaged	Reached out to our top ~50 shareholders who own approximately 77% of our common shares and engaged with those owning approximately 39%.	74% Contacted 34% Engaged	Reached out to our top ~50 shareholders who own approximately 74% of our common shares and engaged with those owning approximately 34%.
We engaged with our shareholders through conversations as well as correspondence in which shareholders provided feedback, comments or indications that they did not have any concerns requiring discussion.

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Executive Compensation—Compensation Discussion and Analysis

Company participants in our spring and fall investor discussions included members of management in functions representing relevant subject areas, including compensation and benefits, human resources, environmental, health and safety, legal, corporate governance, and investor relations. In our spring and fall 2025 shareholder outreach, shareholders were interested in discussing mostly non-compensation-related items, including regarding the Company’s approach and progression toward environmental goals relating to which the Company provided information and details that are also covered in our Environmental, Social and Governance Report. For detailed description of the Company's year-round outreach, see the “Corporate Governance—Shareholder Engagement” section.
With respect to compensation topics, shareholders with whom we spoke viewed our compensation practices and plans favorably, as evidenced by the Company’s Say-On-Pay ballot items in 2025 and 2024 receiving shareholders’ approval of 94.5% and 97.8%, respectively.
During both the spring and fall 2025 engagement, a few shareholders asked about splitting the role of Chairman and CEO into two separate positions. The Board believes that the current arrangement of Mr. Plant holding both roles, along with a strong independent Lead Director in James F. Albaugh, functions well and effectively balances strong Company leadership with appropriate oversight by the Lead Director and the other independent directors. While contingent upon negotiations at the applicable time in the future, the Board will consider splitting the role into two positions when the transition to the next CEO occurs.
During our fall 2025 engagement, a few shareholders discussed the one-time equity grant to our CEO, Mr. Plant, in June 2025. Feedback from shareholders regarding the award was positive, with the main request being that robust disclosure regarding the award be provided in this proxy statement, which we have done so starting on page 57.
Compensation Philosophy and Design

The Company’s executive compensation philosophy is to provide pay for performance and align executive compensation with shareholder interests. Our 2025 compensation structure is based on the following principles:

1.
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives, and choose metrics, including relative total shareholder return, that are aligned with long-term Company success, thereby increasing alignment between our executives’ incentives and shareholder value.

2.
Choose annual incentive compensation (IC) metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance in support of the Company’s business plan each year.

3. Set incentive targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.
4.
Target the market median for our executive compensation packages, while providing the opportunity to earn above-market pay for strong performance and allowing for the flexibility to provide additional compensation for retention purposes as it relates to special circumstances or unique leadership talent and the need to ensure continued Company success.

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Executive Compensation—Compensation Discussion and Analysis

Key Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Below is a summary of our best practices in 2025.
What We Do

PAY FOR PERFORMANCE

We link compensation to measured performance in key areas. The Company’s strategic priorities are reflected in its metrics at the corporate, business group and individual levels.
ROBUST STOCK OWNERSHIP GUIDELINES

Officers and directors are subject to stock ownership guidelines to align their interests with shareholder interests.
DOUBLE-TRIGGER CHANGE-IN-CONTROL PROVISIONS

Equity awards for NEOs require a “double-trigger” of both a change-in-control and termination of employment for vesting acceleration benefits to apply.
ACTIVE ENGAGEMENT WITH SHAREHOLDERS

We engage with shareholders throughout the year to obtain insights that guide our executive compensation programs.

INDEPENDENT COMPENSATION CONSULTANT

The Compensation Committee retains a compensation consultant, who is independent and without conflicts of interest with the Company.
CONSERVATIVE RISK PROFILE

We use a balance of different performance metrics and measurement periods in our annual and long-term incentive compensation plans to avoid overemphasizing any one performance measure and exposing the Company to undue risk.
CLAWBACK POLICY

Both our annual cash incentive compensation plan and our stock incentive plan contain “clawback” and forfeiture provisions providing for reimbursement or cancellation of incentive compensation from employees in certain circumstances. In 2023, the Company also adopted a new executive officer clawback policy in accordance with SEC rules and NYSE listing standards.

What We Don’t Do

NO GUARANTEED BONUSES

Our annual incentive compensation plan is performance-based and does not include any minimum payment levels.
NO PARACHUTE TAX GROSS-UPS

Our Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid.
NO SHORT SALES, DERIVATIVE TRANSACTIONS OR
HEDGING

We do not allow short sales or derivative or speculative transactions in, or hedging of, Company securities by our directors, officers or employees. Directors and certain officers are also prohibited from pledging Company securities as collateral.
NO DIVIDENDS ON UNVESTED EQUITY AWARDS

We do not pay dividends on unvested equity awards but accrue dividend equivalents that only vest when and if the award vests.

NO SHARE RECYCLING OR OPTION REPRICING

Our equity plan prohibits share recycling, the adding back of shares tendered in payment of the exercise price of a stock option award or withheld to pay taxes, and repricing underwater stock options.
NO SIGNIFICANT PERQUISITES

We do not provide any significant perquisites to our NEOs.
NO CASH SEVERANCE OVER 2.99 TIMES BASE SALARY AND TARGET BONUS

The Company has adopted a severance compensation policy requiring shareholder approval of any agreements or plans that would pay cash severance in excess of 2.99 times base salary and target bonus.

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Executive Compensation—Compensation Discussion and Analysis

Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median
The compensation design for each of our NEOs consists of the following elements:
		Compensation Element	Guiding Principle	Design/Structure
◀ FIXED ▶	Short- Term	BASE SALARY	▪ Target the market median	▪ Target the market median
◀ VARIABLE ▶		ANNUAL INCENTIVE COMPENSATION
▪
Choose annual IC weighted metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance

▪
Set annual IC targets that challenge management to achieve continuous improvement in performance as part of an overall strategy to deliver long-term growth

▪
Take into account individual performance that may include non-financial goals contributing to the success of the Company

▪
NEO annual incentives are paid in cash and determined through a two-step performance measurement process:

1.
Performance against financial and strategic goals is used to determine the payout level and fund the incentive pool

2.
Individual NEO performance is assessed, and an individual multiplier is applied to the funded payout results, thus allocating the incentive pool across the eligible population

	Long- Term	LONG-TERM INCENTIVE COMPENSATION
▪
Make LTI equity the most significant portion of total compensation for senior executives and managers

▪
Set equity target grant levels in line with industry peers that are competitive to attract, retain and motivate executives and factor in individual performance and future potential for long-term retention

▪
NEO long-term incentives are granted as 40% time-vested restricted share units (RSUs) and 60% performance-based restricted share units (PRSUs)

▪
Financial metrics used are aligned with driving long-term stock price performance and are measured over three years

▪
A standalone relative Total Shareholder Return (“TSR”) metric is used to further reinforce shareholder alignment

COMPENSATION LEVELS
Base salaries and target incentive compensation levels are designed to attract, motivate, reward and retain executive talent, as well as to align pay with performance. At the beginning of each fiscal year, the Compensation Committee determines each continuing NEO’s targeted compensation (salary, target annual incentive compensation, and target long-term incentive compensation), taking into consideration alignment to market data of industry peers. The Compensation Committee generally sets target total direct compensation at median of market to provide competitive pay, unless a particular executive merits a different market position, such as due to experience or a unique set of skills like our CEO.

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Executive Compensation—Compensation Discussion and Analysis

2025 MARKET COMPARATOR GROUPS
To help guide compensation decisions, the Company uses two market comparator groups. The data from each of these comparator groups described below is considered in establishing compensation programs, policies, pay levels and targets, and to ensure that the Company provides appropriate compensation to attract, retain and motivate employees.
1.
PROXY PEER GROUP: A peer group of 18 companies from which we collect proxy statement data, which helps inform and determine compensation levels and target setting for the CEO, CFO and other named executive officers for whom data is available. This peer group is also used to help determine appropriate short and long-term incentive metrics. The Compensation Committee reviewed the Proxy Peer Group in 2025 based on industry and key financial metrics including revenue, market capitalization, EBITDA, and EBITDA margin. After review, the Committee decided that no changes from the prior year were warranted for 2025.

See “Attachment B—Howmet Aerospace Inc. Peer Group Companies.”

2.
WILLIS TOWERS WATSON CUSTOM SURVEY COMPARATOR GROUP: We also use a comparator group of companies heavily weighted towards industrials with revenues between $3 billion and $15 billion. These companies participated in the Willis Towers Watson Executive Compensation Survey. This comparator group is within a relevant size range for Howmet Aerospace and is used as a supplement to proxy statement data and to benchmark roles for which proxy statement data is not available.

USE OF INDEPENDENT COMPENSATION CONSULTANT
The Compensation Committee has authority under its charter to retain its own advisors, including compensation consultants. In 2025 the Compensation Committee continued to directly retain Compensation Advisory Partners LLC (“CAP LLC”), which is independent and without conflicts of interest with the Company. See “Corporate Governance—Compensation Consultants”. CAP LLC provided market perspective, as requested by the Compensation Committee, on Mr. Plant’s compensation, the form of certain executive compensation components, including market information on executive compensation best practices, incentive plan design, insights concerning Securities and Exchange Commission (SEC) and say-on-pay voting policies, analysis and review of the Company’s compensation plans, and review of the Proxy Peer Group composition (as discussed above). CAP LLC also provided advice on the CD&A in this proxy statement. We use comparative compensation data from the proxy statements of the Proxy Peer Group and survey data from Willis Towers Watson to help evaluate whether our compensation programs are competitive with the market. The latter is not customized based on parameters developed by Willis Towers Watson. Willis Towers Watson does not provide any advice or recommendations to the Compensation Committee on the amount or form of executive or director compensation.
USE OF TALLY SHEETS
In making annual compensation decisions, the Compensation Committee also reviews tally sheets that summarize various elements of historic and current compensation for each NEO. This information includes compensation opportunity, actual compensation realized, and wealth accumulation. We have found that the tally sheets synthesize the various components of our compensation programs, which help us in making pay decisions.

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Executive Compensation—Compensation Discussion and Analysis

CONSERVATIVE COMPENSATION RISK PROFILE
We evaluate the risk profile of our compensation programs when establishing policies and approving plan design. These evaluations have noted numerous factors that effectively manage or mitigate compensation risk, including the following:
▪
A balance of corporate and business group weighting in incentive compensation programs;

▪
A balanced mix between short-term and long-term incentives;

▪
Caps on incentives;

▪
A balance of different performance measures in the annual cash and long-term incentive compensation plans to avoid overemphasizing any one performance measure;

▪
Discretion retained by the Compensation Committee to adjust awards after market or Company considerations;

▪
Stock ownership guidelines requiring holding substantial equity in the Company until retirement;

▪
Clawback policies applicable to all forms of incentive compensation; and

▪
Anti-hedging provisions in the Company’s Insider Trading Policy.

In addition:
▪
no business group has a compensation structure significantly different from that of the other groups or that deviates significantly from the Company’s overall risk and reward structure;

▪
the Company has a conservative leverage policy; and

▪
compensation incentives are not based on the results of speculative trading.

As a result of these evaluations, we have determined that it is not reasonably likely that risks arising from our compensation and benefit plans would have a material adverse effect on the Company.
CLAWBACK POLICY AND FORFEITURE PROVISIONS
In accordance with SEC requirements and NYSE listing standards, the Company adopted an Executive Officer Incentive Compensation Recovery Policy (the “Clawback Policy”) in 2023 that provides for the recovery of the amount of incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), during the prior three fiscal years if the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Subject to limited exceptions, the amount subject to recovery equals the excess that the Covered Officer received over the amount that would have been paid to the Covered Officer after taking into account the accounting restatement. The Clawback Policy applies to incentive compensation received on or after October 2, 2023.
In addition, the Company’s Annual Cash Incentive Plan and Stock Incentive Plan each also contains an “excess compensation clawback” feature that allows the Company, in the event of a financial restatement, to recover excess award compensation from any employee. The plans also provide that the Compensation Committee has broad discretion to claw back or cancel incentive awards if an employee engages in certain specified conduct that is injurious to the Company, monetarily, reputationally or otherwise. For more information, see “Corporate Governance—Recovery of Incentive Compensation.”
COMPLIANCE WITH STOCK OWNERSHIP GUIDELINES
Our stock ownership requirements further align the interests of management with those of our shareholders by requiring executives to hold substantial equity in the Company until retirement. Our stock ownership guidelines require that, at a minimum, Mr. Plant retain equity equal in value to six times his base salary; Mr. Winterlich and Mr. Marchuk both retain equity equal in value to three times base salary; and Mr. Chanatry retain equity equal in value to one and a half times his base salary.

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Executive Compensation—Compensation Discussion and Analysis

All of our NEOs, except Mr. Winterlich who joined the Company on December 1, 2025, have met their stock ownership requirements. Unlike many of our peers, we do not count any unvested or unexercised options, restricted share units, performance-based restricted share units or stock appreciation rights towards compliance. Our guidelines reinforce management’s focus on long-term shareholder value and commitment to the Company. Until the stock ownership requirements are met, each executive is required to retain until retirement 50% of shares acquired upon vesting of restricted share units (including performance-based restricted shares units) or upon exercise of stock options, after deducting shares used to pay for the option exercise price and taxes.
NO SHORT SALES, DERIVATIVE OR SPECULATIVE TRANSACTIONS, HEDGING, OR PLEDGING OF COMPANY SECURITIES
Short sales of Company securities (a sale of securities which are not then owned) and derivative or speculative transactions in Company securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities. Directors and officers subject to Section 16 of the Exchange Act are prohibited from holding Company securities in margin accounts or pledging Company securities as collateral.
LIMITATION ON SEVERANCE PAYMENTS
The Company’s Severance Compensation Policy obligates the Board to seek shareholder approval before the Company enters into or amends any employment agreement, severance agreement or similar arrangement with any executive officer, or establishes any new severance plan or policy covering executive officers, that would provide for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual bonus. The policy includes the following specific features: (i) it allows certain exclusions to the types of compensation subject to the policy, such as payments of salary or bonus amounts that had accrued at the time of termination, and (ii) it applies to executive officers who are subject to reporting requirements under Section 16 of the Exchange Act. The Compensation Committee believes that this policy carefully balances the interests of shareholders with the Company’s need to remain competitive in the market for talent. The policy is available on our website.
EQUITY AWARD GRANT PRACTICES
The Compensation Committee’s general practice is to approve annual equity awards in the early part of each year following the completion of its annual executive compensation review and the determination of performance goals and target compensation for our NEOs. On occasion, equity awards are granted outside of our annual grant cycle for new hires, promotions, recognition, retention, or other purposes. The Compensation Committee does not take into account material non-public information when determining the timing or terms of equity awards, nor does the Company time disclosure of material non-public information for the purpose of impacting the value of executive compensation. In 2025, we did not grant stock options, stock appreciation rights, or similar option-like awards to our NEOs.
TAX DEDUCTIBILITY AND OUR INCENTIVE COMPENSATION PLANS
Under Section 162(m) of the Internal Revenue Code, only the first $1 million in annual compensation paid to our named executive officers generally is deductible for federal income tax purposes. While the Compensation Committee considers tax deductibility as one of several relevant factors in determining executive compensation, it retains the flexibility to approve compensation that is not deductible by the Company in order to maintain a compensation program that is consistent with our executive compensation philosophy described above.

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Executive Compensation—Compensation Discussion and Analysis

2025 Annual Cash Incentive Compensation Plan Design, Targets and Results

Each of the NEOs participated in our corporate annual incentive compensation (IC) plan for 2025.
In setting the annual IC targets for 2025, the Compensation Committee considered market conditions, the business forecast for the year, and the prior year’s targets and results.
▪
For Free Cash Flow, the 2025 target range was set at $960M-$1,070M. The midpoint of the target range reflects an increase over the 2024 Free Cash Flow result of $977M.

▪
For Adjusted EBITDA excluding special items, the 2025 target range was set at $2,000M-$2,100M. This target range reflects an increase over the 2024 result of $1,914M.

For 2025, the Corporate IC plan payout was at 200%, as 2025 Free Cash Flow and Adjusted EBITDA excluding special items were both greater than the applicable maximum, and the Compensation Committee awarded the maximum payout for the achievement of strategic goals. The Compensation Committee felt the result was a fair representation of the performance of the Company in 2025 given the strong year-over-year financial performance, the fact that the Company exceeded the high end of its external guidance on all key financial metrics in 2025, and the continued strong stock price performance.
		Payout Level
Measure	Weight	Minimum (payout = 0%)	Target (payout = 100%)	Maximum (payout = 200%)	Result	Weighted Payout
Free Cash Flow	40%	$880M	$960M-$1,070M	$1,130M	$1,431M	80%
Adjusted EBITDA excluding special items	40%	$1,860M	$2,000M-$2,100M	$2,230M	$2,416M	80%
Achievement of Strategic Goals	20%				Described Below	40%
					Result:	200%

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

To assess the achievement of strategic goals in 2025, the Compensation Committee considered a matrix of results across a number of different functions, including Treasury, Tax, Investor Relations, Shared Services, Legal, Human Resources and Environmental, Social, and Governance. Some key highlights of 2025 accomplishments include:
▪
Refinanced long-term debt due in 2027 and paid down US Dollar-denominated term loan, resulting in approximately $265M reduction in debt and annualized interest expense savings of approximately $22M

▪
Tax rate reduced 170 basis points with 10 consecutive quarters of tax rate reduction

▪
Increased long-only stock ownership base to approximately 93%

▪
Conducted 440 senior management/investor touchpoints with a successful plant tour of our Rancho Cucamonga, CA, Engine Products site

▪
Achieved Department of War’s Cybersecurity Maturity Model Certification for Corporate and the Fastening Systems segment, with remaining certifications scheduled for 2026

▪
Increased year-over-year employment applications by approximately 40,000

▪
Increased net headcount by approximately 1,500 employees while decreasing year-over-year turnover by 24%

▪
Surpassed safety targets, with best performance since 2020

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Executive Compensation—Compensation Discussion and Analysis

▪
At or ahead of schedule versus targets for greenhouse gas emissions, water withdrawal, and hazardous waste reduction

For more information on the Company’s ESG approach, please see the “Environmental and Social Responsibility” and the “Corporate Governance” sections.
2025 Long-Term Incentives

Each of the NEOs received a long-term incentive award in 2025, consisting of 40% time-vested RSUs and 60% PRSUs. The vesting schedule for both the RSUs and the PRSUs is 100% after three years from the date of grant. As of December 31, 2025, there were three tranches of PRSUs outstanding that measure performance over 3-year periods beginning in 2023, 2024, and 2025, respectively.
2023 PRSU GRANT
The metrics for the PRSU granted in 2023 were measured over a 3-year performance period from 2023 to 2025: (i) the three-year increase in Adjusted EBIDTA excluding special items over the 2022 result, (ii) the cumulative Adjusted EPS excluding special items over this three-year period, and (iii) relative TSR over this three-year period against the PRSU Peer Group.
▪
To set the targets for Adjusted EBITDA excluding special items and Adjusted EPS excluding special items, the Compensation Committee considered the prior-period performance, the expected growth rate of the Company, and market data regarding the payout curve above and below the target (i.e., the 100% payout level) to help determine the threshold and maximum payouts.

▪
The maximum payout is limited to 200%, and the threshold payout is set at 50%. For performance below threshold, the payout is 0%.

▪
Relative TSR was measured against a group of aerospace & defense industry peers (see “Attachment B—PRSU Peer Group”) over the three-year period, using the average price in December 2022 and the average price in December 2025.

	Payout Level
Measure	Threshold (payout = 50%)	Target (payout = 100%)	Maximum (payout = 200%)	Result	Weighted Payout
Three-Year Increase in Adjusted EBITDA excluding special items (1/3 Weight)	$160M	$240M	$320M	2022 Baseline = $1,276M 2025 Result = $2,416M Increase = $1,140M	~67%
Three-Year Cumulative Adjusted EPS excluding special items (1/3 Weight)	$4.38	$5.15	$5.92	2022 EPS = $1.84 2024 EPS = $2.69 2025 EPS = $3.77 Cumulative EPS = $8.30	~67%
Relative TSR (1/3 Weight)	25th Percentile of PRSU Peer Group	Median PRSU Peer Group	75th Percentile of PRSU Peer Group	Final TSR = +423% 100th Percentile of PRSU Peer Group	~67%
				Result:	200%
The payout for the 2023 PRSUs was 200% as performance for all the metrics exceeded maximum. The Compensation Committee believe this was a fair result given the robust increase in Company performance as measured by the EBITDA and EPS metrics, as well as the TSR performance over the three-year period, which was 1.85 times higher than the best performing company in the PRSU Peer Group. The 2023 PRSUs vested on February 16, 2026.

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

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Executive Compensation—Compensation Discussion and Analysis

2024 and 2025 PRSU GRANT
The 2024 and 2025 PRSU awards are based on the same metrics as the 2023 PRSUs.
▪
The weighting of the metrics for the 2024 PRSUs was the same as 2023, with each metric weighted 1/3. For the 2025 PRSUs, the Compensation Committee increased the weighting to 40% for each of the EBITDA and EPS financial metrics to place more emphasis on the metrics that executives can directly impact that in turn drive total shareholder return.

▪
The PRSU Peer Group changed slightly for the 2024 and 2025 PRSU awards as the Compensation Committee added or removed certain companies to account for those companies’ corporate activity or fundamental changes (including M&A and other significant developments), with the overall goal of keeping the initial peer group at 20 companies for each performance period (see “Attachment B—PRSU Peer Group”).

Description of Targets
Metric	2024 PRSU Grant	2025 PRSU Grant
Adjusted EBITDA excluding special items	Three-year increase 2024 – 2026 over 2023 result of $1,508M (weighted 1/3)	Three-year increase 2025 – 2027 over 2024 result of $1,914M (weighted 40%)
Adjusted EPS excluding special items	Aggregate total over three-year period of 2024 – 2026 (weighted 1/3)	Cumulative total over three-year period of 2025 – 2027 (weighted 40%)
Relative TSR	The relative TSR over 2024 – 2026 measured against the PRSU Peer Group (weighted 1/3)	The relative TSR over 2025 – 2027 measured against the PRSU Peer Group (weighted 20%)
The threshold, target, and maximum for each of the three metrics will be disclosed in the proxy statement at the conclusion of the performance period. The Company believes that these amounts are commercially sensitive and confidential information, and their disclosure prior to the end of a performance period could cause competitive harm or other adverse impact.
2025 Individual Compensation Arrangements and Performance-Based Pay Decisions

Chief Executive Officer—John C. Plant
Mr. Plant’s base salary in 2025 was unchanged at $1,800,000. He was eligible for an annual IC award for the 2025 performance year, with a target award of 175% of his eligible earnings in 2025. The metrics and targets were as described above, and the award paid out as follows:
Base Salary	Annual Target as % of Salary	Plan Result	Individual Multiplier	Payment
$1,800,000	175%	200%	100%	$6,300,000
In February 2025, Mr. Plant received an annual equity award with a grant date value of $17,100,000, with approximately 2/3 of the award granted as PRSUs and 1/3 of the award granted as RSUs. The metrics for the PRSUs are as described above for the 2025 PRSU grants. In determining the size of the equity award, the Compensation Committee considered the market data from the Proxy Peer Group, the financial and operational performance of the Company, and the stock price performance of the Company on both an absolute and relative basis. After assessing those factors, the Committee concluded that Mr. Plant’s annual equity award should be the highest within the Proxy Peer Group and an increase over the prior year’s award of $14,100,000. The Compensation Committee also decided that the increase over the prior year should all be granted as PRSUs to emphasize the importance of continued absolute internal financial performance and relative stock price performance.

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Executive Compensation—Compensation Discussion and Analysis

In June 2025, the Board decided to grant Mr. Plant a one-time special retention equity grant of $45,000,000 in the form of time-vested units with a grant date of July 1, 2025 and a vesting date of July 1, 2028. This award is not meant to be part of Mr. Plant’s regular compensation and is a one-time award. The following questions and answers are meant to give shareholders insight into the Board’s considerations in deciding to grant this award.
Why did the Board grant a one-time retention award to Executive Chairman and CEO Mr. Plant?
In 2025, as they do on a regular basis, the Board and Mr. Plant had frank discussions regarding Mr. Plant’s future with Howmet Aerospace. The Board was unanimous in wanting to retain Mr. Plant in recognition of his past performance, the confidence in his ability to continue to lead Howmet Aerospace through the aerospace upturn, and strong feedback received from shareholders urging the Company to retain him. The Board was also aware of the potential of several high-profile external roles becoming available, for which Mr. Plant would be highly qualified and sought after.
The Board is absolutely certain that retaining Mr. Plant is in the best interests of our shareholders. The results of the Company under Mr. Plant have been extraordinary. Since Howmet Aerospace became a standalone company on April 1, 2020:
▪
The market capitalization of the Company has increased almost $77 billion, from $5.75 billion as of April 1, 2020 to $82.43 billion as of December 31, 2025, which represents a 59% compound annual growth rate.

▪
The Total Shareholder Return from April 1, 2020 to December 31, 2025 was 1,474%, compared to 202% for the S&P 500 and 231% for aerospace and defense companies (as measured by ITA—iShares Aerospace & Defense ETF).

▪
There have been marked improvements on the Company’s balance sheet, with all three major credit rating agencies improving their ratings of Howmet Aerospace to at least three notches into Investment Grade: S&P Global Ratings from BBB- to BBB+, Moody’s Ratings from Ba3 to Baa1, and Fitch Ratings from BBB- to A-.

The Board firmly believes Mr. Plant is also the right person to continue to lead Howmet Aerospace forward. The vast majority of the markets served by the Company are in a growth phase.
▪
Commercial aerospace continues to benefit from rising passenger demand and recent multi-year under-build of aircraft that together have led to a record OEM backlog stretching into the next decade. In addition to robust growth in new builds, the need for engine spares continues to increase.

▪
Defense markets are also very healthy, while engine spares continue to grow to support the expanding aircraft fleet.

▪
The gas turbines business is entering its largest growth phase in years, with extremely high demand for electricity generation, especially from natural gas for data centers.

▪
In December 2025, the Company entered into a definitive agreement to acquire Consolidated Aerospace Manufacturing, LLC (CAM) from Stanley Black & Decker, Inc. for approximately $1.8 billion, to further strengthen Howmet’s fastener portfolio. This acquisition was completed on April 6, 2026.

The Company’s annual capital expenditures have more than doubled since 2023, with over $900 million in capital expenditures planned in 2025 and 2026 as the Company invests for growth. The Board wants to ensure Mr. Plant stays to see these investments through.
In the Board’s working with Mr. Plant, whether in his capacity as a director or as CEO, and in the Board’s regular check-ins with his management team, it is evident to the Board that Mr. Plant remains passionate and fully engaged in Howmet Aerospace. Mr. Plant’s strategic vision has Howmet Aerospace well positioned for growth in 2026 and beyond, and the Board is confident in Mr. Plant’s ability to operationally deliver on that potential.
How did the Board determine the size of the award, and why did the award consist of time-vested RSUs instead of performance-based RSUs? Does this award have any impact on the regular annual pay package for the Executive Chairman and CEO?
The value of the special retention award was determined in consultation with the Board’s independent compensation consultant, CAP LLC. The Board considered benchmarking data provided by CAP LLC, examples of

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Executive Compensation—Compensation Discussion and Analysis

similar programs for high-performing CEOs, the downside of losing Mr. Plant’s expertise at a critical time, and the cost of recruiting/replacing Mr. Plant with a leader with proven executive talent that would continue to drive investor commitment.
The Board felt Mr. Plant was already sufficiently motivated to meet the Company’s internal financial and external relative TSR goal through his participation in the annual short-term incentive compensation plan and the performance-based restricted stock units that are part of his annual equity grant, both of which have market competitive upside built in for achieving stretch results.
The special retention award has 3-year cliff vesting and is separate and distinct from the annual pay package, to ensure the Company retains Mr. Plant though the entirety of the vesting period.
The dual objectives of retaining Mr. Plant and incentivizing company performance to drive company returns are linked and are both in the best interests of shareholders.
What has been the shareholder reaction to the award?
After the award was granted, we reached out to our top 50 shareholders to see if they had any questions or concerns on executive compensation, ESG, or other topics. Many of the investors asked to talk about other governance topics, mainly ESG (as described in the “—Shareholder Feedback” section above). A few investors did want to discuss the award.
▪
When we talked with portfolio managers we received very positive feedback on the award. In light of past Company performance and investor’s confidence in Mr. Plant, they were excited to have him “locked-in” for at least a few more years.

▪
When we talked to governance specialists, feedback was positive, and the main request was that the Company include a section (like this one) to explain the award and answer any key questions shareholders might have.

To ensure continued investor dialogue, we will reach out to our top 50 shareholders again after this proxy statement is filed to answer any further questions prior to our 2026 annual shareholder’s meeting. We plan to disclose any relevant outcome from those discussions in the 2027 Proxy Statement.
What is the Board’s approach to CEO succession planning?
The Board discusses CEO succession at every meeting and holds a more in-depth talent review / succession planning session at least once a year. The Board is committed to identifying the most qualified successor for Mr. Plant, which will include, when the time is appropriate, both an internal assessment and an external search.
The Board has identified several possible internal candidates and is committed to their further development and providing investors with opportunities to meet them and hear from them. For example, at our March 2026 Technology and Markets Day, each of our business group presidents presented to investors and analysts. The Board is also committed to look externally at the appropriate time, to ensure we have the best spectrum of candidates available.
Other Named Executive Officers
The Compensation Committee uses its business judgment to determine the appropriate compensation targets and awards for the NEOs, and utilizes several assessment factors that may include:
▪
Market positioning based on peer group data

▪
Individual, Business Group, and Corporate performance

▪
Complexity and importance of the role and responsibilities

▪
Experience and unique skills

▪
Aggressiveness of targets

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Executive Compensation—Compensation Discussion and Analysis

▪
Contributions that positively impact the Company’s future performance

▪
Unanticipated events impacting business plan goals

▪
Retention of key individuals in a competitive talent market

▪
Leadership and growth potential

In 2025, the Compensation Committee made the following annual compensation decisions for the other NEOs:
Executive	Salary Increase Effective 3/1/2025	Annual Equity Award (Granted on 2/18/2025 as 60% PRSUs and 40% RSUs	Annual IC Payout for 2025 Performance
			Annual Target as % of Salary	Plan Result	Individual Multiplier	Payment
Patrick J. Winterlich	N/A	N/A	100%	200%	100%	$116,666
Kenneth J. Giacobbe	3.7% to $705,000	$2,000,000	100%	200%	100%	$1,401,666
Neil E Marchuk	3.5% to $730,000	$2,200,000	100%	200%	100%	$1,451,666
Michael N. Chanatry	6.1% to $610,000	$1,300,000	70%	200%	100%	$845,832
Lola F. Lin	4.1% to $635,000	$1,380,000	100%	200%	100%	N/A

▪
Mr. Winterlich was hired as Executive Vice President and Chief Financial Officer on December 1, 2025 with a base salary of $700,000 and was eligible for an annual cash incentive plan payout based on his eligible earnings for 2025.

▪
Ms. Lin was not eligible for an annual incentive plan payout as she voluntarily resigned effective September 5, 2025.

▪
Mr. Giacobbe retired on December 31, 2025; he served as Chief Financial Officer through November 30, 2025 and as special advisor to the CEO thereafter until December 31, 2025. Pursuant to the provisions of our annual cash incentive plan, he was eligible to receive a payout based on his eligible earnings for 2025.

▪
Eligible earnings under our annual cash incentive plan are based on actual salary paid for the year.

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Executive Compensation—Compensation Tables

Compensation Tables
2025 Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John C. Plant Executive Chairman and Chief Executive Officer	2025	1,800,000	0	62,100,218	0	6,300,000	0	347,500	70,547,718
	2024	1,766,667	0	14,100,036	0	6,183,333	0	327,000	22,377,036
	2023	1,600,000	0	0	0	5,600,000	0	144,588	7,344,588
Patrick J. Winterlich Executive Vice President and Chief Financial Officer	2025	58,333	800,000	0		116,666	0	151,750	1,126,749

Kenneth J. Giacobbe Former Executive Vice President and Chief Financial Officer	2025	700,833	0	2,000,165	0	1,401,666	26,275	103,575	4,232,515
	2024	675,000	0	1,800,032	0	1,350,000	11,865	89,250	3,926,147
	2023	645,000	0	1,750,084	0	1,290,000	88,948	58,463	3,832,495
Neil E. Marchuk Executive Vice President and Chief Administrative Officer	2025	725,833	0	2,200,114	0	1,451,666	0	107,325	4,484,938
	2024	700,000	0	6,352,858	0	1,400,000	0	103,250	4,459,105
	2023	670,833	0	1,800,035	0	1,341,666	0	72,418	3,884,952
Michael N. Chanatry Vice President and Chief Commercial Officer	2025	604,166	0	1,300,142	0	845,832	0	78,350	2,828,490
	2024	570,833	0	2,237,349	0	799,167	0	74,335	3,681,684
	2023	546,667	0	600,012	0	765,334	0	57,176	1,969,189
Lola F. Lin Former Executive Vice President, Chief Legal and Compliance Officer and Secretary	2025	431,378	0	1,380,094	0	0	0	75,174	1,886,646
	2024	605,833	0	1,255,087	0	1,211,667	0	73,775	3,146,362
	2023	581,667	0	1,200,023	0	1,163,334	0	47,375	2,992,399
Notes to 2025 Summary Compensation Table:
Column(s)
(a)
Named Executive Officers. The named executive officers include the Chief Executive Officer—John Plant; the Chief Financial Officer—Patrick J. Winterlich; the former Chief Financial Officer—Kenneth J. Giacobbe; the only other Executive Officers as of 12/31/2025—Neil E. Marchuk and Michael N. Chanatry; and an Executive Officer who served during the year but resigned prior to the end of the year—Lola F. Lin.

(c)	Salary. This column is equal to the actual base salary amount each of the named executive officers was paid in 2025.
(d)	Bonus. Mr. Winterlich received a one-time sign-on cash payment in December 2025 as part of his new hire package to partially offset compensation he forfeited in leaving his prior employer.
(e) and (f)
Stock Awards and Option Awards. The stock awards reflected in column (e) comprise RSUs and PRSUs. There were no stock option awards in any of the years presented.
The grant date fair value of the stock awards is determined by multiplying the target number of RSUs and PRSUs by the closing price per share of our common stock on the NYSE on the date of grant. The maximum payout for the PRSUs is 200% of the target share units. If the maximum value for the PRSUs were shown in the table, the 2025 amounts would increase by $11,460,053 for Mr. Plant, $1,200,099 for Mr. Giacobbe, $1,320,096 for Mr. Marchuk, $780,112 for Mr. Chanatry, and $828,084 for Ms. Lin.

(g)
Non-Equity Incentive Plan Compensation. Reflects cash payments made under the Annual Cash Incentive Plan for 2025 performance. See the “2025 Annual Cash Incentive Compensation Plan Design, Targets and Results” section on page 55.

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(h)
Change in Pension Value and Nonqualified Deferred Compensation Earnings. None of the executive officers shown participate in a defined benefit pension plan except for Mr. Giacobbe. The defined benefit pension plan was closed to employees hired after March 1, 2006 and frozen to future benefit accruals as of April 1, 2018. The increase in present value of Mr. Giacobbe’s pension is attributable to changes in the discount rate used for measurement of pension obligations year over year.
Earnings on deferred compensation are not reflected in this column because the return on earnings is calculated in the same manner and at the same rate as earnings on externally managed investments of salaried employees participating in the tax-qualified 401(k) plan, and dividends on Company stock are paid at the same rate as dividends paid to shareholders.

(i)	All Other Compensation. For all NEOs, the amount includes Company contributions to the Company’s Retirement Savings Plan and Deferred Compensation Plan. Mr. Winterlich also received a cash payment of $150,000 to facilitate his relocation from Connecticut to Pittsburgh.
	Company Matching Contributions		3% Retirement Contributions
Name	Savings Plan ($)	Deferred Compensation Plan ($)	Savings Plan ($)	Deferred Compensation Plan ($)	Total Company Contribution ($)
John C. Plant	21,000	87,000	10,500	229,000	347,500
Patrick J. Winterlich			1,750		1,750
Kenneth J. Giacobbe	21,000	21,050	10,500	51,025	103,575
Neil E. Marchuk	21,000	22,550	10,500	53,275	107,325
Michael N. Chanatry	21,000	15,250	10,500	31,600	78,350
Lola F. Lin	21,000	4,883	10,500	38,791	75,174
2025 Grants of Plan-Based Awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	2025 Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John C. Plant		1,575,000	3,150,000	9,450,000
	2/18/2025				41,926	83,852	167,704	41,268			17,100,150
	7/1/2025							255,363			45,000,068
Patrick J. Winterlich		29,167	58,333	175,000
Kenneth J. Giacobbe		350,417	700,833	2,102,500
	2/18/2025				4,391	8,781	17,562	5,854			2,000,165
Neil E. Marchuk		362,917	725,833	2,177,500
	2/18/2025				4,830	9,659	19,318	6,439			2,200,114
Michael N. Chanatry		211,458	422,916	1,268,749
	2/18/2025				2,854	5,708	11,416	3,805			1,300,142
Lola F. Lin(4)	2/18/2025				3,030	6,059	12,118	4,039			1,380,094

(1)
The amounts reported are the potential amounts for annual cash incentive awards for 2025. Actual amounts earned are reflected in the 2025 Summary Compensation Table. For performance below Threshold, the payout would be $0. For more information about annual cash incentive awards made under the Annual Cash Incentive Plan, see “Compensation Discussion and Analysis.”

(2)
Performance-based restricted share units granted in 2025. For performance below Threshold, the payout would be $0.

(3)
Time-vested restricted share units granted in 2025.

(4)
Ms. Lin voluntarily resigned effective September 5, 2025; therefore she did not receive a payout under Non-Equity Incentive Plan and her outstanding equity awards were cancelled.

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2025 Outstanding Equity Awards at Fiscal Year-End

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable)(1) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
John C. Plant(5)
Stock Awards						385,773	79,091,180	217,565	44,605,176
Kenneth J. Giacobbe(6)
Stock Awards						33,533	6,874,936	50,299	10,312,301
Neil E. Marchuk(7)
Stock Awards						64,480	13,219,690	54,720	11,218,694
Michael N. Chanatry(8)
Stock Awards						38,503	7,893,885	20,255	4,152,680
Stock Options	31,202			22.60	4/16/2028

(1)
No new stock options were granted in 2019-2025. Options shown have a term of ten years and ordinarily vest ratably over three years (one-third each year), generally subject to continued employment.

(2)
Stock awards in column (g) include time-vested RSU awards and earned PRSU awards, subject generally to continued employment.

(3)
Calculated using the closing price of Howmet Aerospace common stock on December 31, 2025, which was $205.02 per share.

(4)
Stock awards in column (i) include unearned PRSU awards at the target level. The awards will vest subject generally to continued employment and performance. The actual number of shares earned can range from 0% to 200% of the target number of shares shown.

(5)
Mr. Plant’s stock awards vest as follows: 89,142 shares will vest on February 15, 2027; 41,268 will vest on February 18, 2028; and 255,363 will vest on July 1, 2028. Mr. Plants’s unearned PRSU awards will vest as follows, if earned (at target): 133,713 will vest on February 15, 2027; and 83,852 will vest on February 18, 2028.

(6)
Mr. Giacobbe’s stock awards vest as follows: 16,299 shares will vest on February 16, 2026; 11,380 shares will vest on February 15, 2027; and 5,854 shares will vest on February 18, 2028; Mr. Giacobbe’s unearned PRSU awards will vest as follows, if earned (at target): 24,448 will vest on February 16, 2026; 17,070 will vest on February 15, 2027; and 8,781 will vest on February 18, 2028.

(7)
Mr. Marchuk’s stock awards vest as follows:16,764 shares will vest on February 16, 2026; 28,000 shares will vest on December 31, 2026; 13,277 shares will vest on February 15, 2027; and 6,439 shares will vest on February 18, 2028. Mr. Marchuk’s unearned PRSU awards will vest as follows, if earned (at target): 25,146 will vest on February 16, 2026; 19,915 will vest on February 15, 2027; and 9,659 will vest on February 18, 2028.

(8)
Mr. Chanatry’s stock awards vest as follows: 25,000 shares will vest on February 15, 2026; 5,588 shares will vest on February 16, 2026; 4,110 shares will vest on February 15, 2027; and 3,805 shares will vest on February 18, 2028. Mr. Chanatry’s unearned PRSU awards will vest as follows, if earned (at target): 8,382 shares will vest on February 16, 2026; 6,165 shares will vest on February 15, 2027; and 5,708 shares will vest on February 18, 2028.

Mr. Winterlich did not have any outstanding equity awards as of December 31, 2025. Ms. Lin voluntarily resigned effective September 5, 2025; therefore all her outstanding equity awards were cancelled.

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Executive Compensation—Compensation Tables

2025 Option Exercises and Stock Vested

(a)	(b)	(c)	(d)	(e)
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John C. Plant	—	—	—	—
Patrick J. Winterlich	—	—	—	—
Kenneth J. Giacobbe	—	—	69,838	10,778,797
Neil E. Marchuk	—	—	86,205	13,913,040
Michael N. Chanatry	—	—	24,009	3,705,549
Lola F. Lin	—	—	48,016	7,410,789
2025 Pension Benefits

Name(1)	Plan Name(s)	Years of Credited Service	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year
Kenneth J. Giacobbe	Howmet Aerospace Retirement Plan	13.78	472,028
	Excess Benefits Plan C		588,332
	Total		1,060,360	N/A

(1)
Messrs. Plant, Winterlich, Marchuk, and Chanatry, and Ms. Lin do not appear in the Pension Benefits Table as they are not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006.

Valuation and Assumption
For a discussion of the valuation method and assumptions applied in quantifying the present value of the accumulated benefit, please refer to the following sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Pension and Other Postretirement Benefits” on page 35 and the disclosures on “Retirement and Other Postretirement Benefits” in Note G to the Consolidated Financial Statements on pages 58 to 64.
Qualified Defined Benefit Plan
In 2025, Mr. Giacobbe participated in the Howmet Aerospace Retirement Plan. The plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired prior to March 1, 2006. Benefits under the plan are based upon years of service and final average earnings as of March 31, 2018. Final average earnings include salary plus 100% of annual cash incentive compensation and are calculated using the highest consecutive five years. The amount of annual compensation that may be taken into account under the plan is subject to a limit imposed by the U.S. tax code, which was $275,000 for 2018. The base benefit payable at age 65 is 1.1% of final average earnings up to the Social Security covered compensation limit plus 1.475% of final average earnings above the Social Security covered compensation limit, times years of service. Final average earnings and service after April 1, 2018 are no longer reflected as the Company moved all future benefits to the Howmet Aerospace Retirement Savings Plan. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, a reduced 75% joint and survivor annuity, or a single lump sum payment, as permissible, after termination of employment.
Nonqualified Defined Benefit Plan
Mr. Giacobbe participates in the Excess Benefits Plan C. This plan is a nonqualified plan which provides for benefits taking into account compensation that exceeds the limits on compensation imposed by the U.S. tax

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code. The benefit formula is identical to the Howmet Aerospace Retirement Plan formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.
Howmet Aerospace Retirement Savings Plan
For U.S. salaried employees, the Company makes an Employer Retirement Income Contribution (ERIC) in an amount equal to 3% of salary and annual incentive compensation eligible for contribution to the Plan. In addition, all U.S. salaried employees, including the named executive officers, are eligible to receive a Company matching contribution of 100% up to the first 6% of deferred salary. In 2025, these contributions were as follows:
Name	3% ERIC ($)	Company Matching Contribution ($)
John C. Plant	10,500	21,000
Patrick J. Winterlich	1,750	—
Kenneth J. Giacobbe	10,500	21,000
Neil E. Marchuk	10,500	21,000
Michael N. Chanatry	10,500	21,000
Lola F. Lin	10,500	21,000
These amounts are included in the column “All Other Compensation” in the “2025 Summary Compensation Table.”
2025 Nonqualified Deferred Compensation

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in 2025 ($)	Registrant Contributions in 2025 ($)	Aggregate Earnings in 2025 ($)	Aggregate Withdrawals Distributions ($)	Aggregate Balance at 12/31/2025 FYE ($)
John C. Plant			188,477E
	87,000	316,000	0D	0	2,047,428
Patrick J. Winterlich
	0	0	0	0	0
Kenneth J. Giacobbe			13,847E
	21,050	72,075	0D	0	450,969
Neil E. Marchuk			116,931E
	66,100	75,825	14,519D	0	902,231
Michael N. Chanatry			528,340E
	130,042	46,850	389D	0	6,099,565
Lola F. Lin			23,241E
	4,833	43,674	0D	0	159,410
E—Earnings
D—Dividends on Howmet Aerospace common stock or share equivalents
The investment options under the Company’s nonqualified Deferred Compensation Plan are the same choices available to all salaried employees under the Company’s Retirement Savings Plan and the named executive officers do not receive preferential earnings on their investments. The named executive officers may defer up to 25% of their salaries to the Company’s Retirement Savings Plan, an additional 25% of their salaries to the Deferred Compensation Plan, and up to 100% of their annual cash incentive compensation to the Deferred Compensation Plan.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   65

Executive Compensation—Compensation Tables

The Company contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the U.S. tax code. In addition, when the U.S. tax code limits Employer Retirement Income Contributions (ERIC), the ERIC contributions are made into the Deferred Compensation Plan. In 2025, these contributions were as follows:
Name	3% ERIC ($)	Company Matching Contribution ($)
John C. Plant	229,000	87,000
Patrick J. Winterlich	—	—
Kenneth J. Giacobbe	51,025	21,050
Neil E. Marchuk	53,275	22,550
Michael N. Chanatry	31,600	15,250
Lola F. Lin	38,791	4,883
These amounts are included in the column “All Other Compensation” in the “2025 Summary Compensation Table.”
All nonqualified pension and deferred compensation obligations are general unsecured liabilities of the Company until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.
Potential Payments upon Termination or Change in Control

In February 2024, the Board adopted a Severance Compensation Policy that obligates the Board to seek shareholder approval before the Company enters into any new or amended agreement or establishes any plan or policy that would provide to any Executive Officer of the Company, cash severance benefits exceeding 2.99 times the sum of the Executive Officer’s base salary plus target annual bonus. Cash severance benefits under the Company’s Change in Control Severance Plan and Executive Severance Plan would not exceed the limit set forth in the Severance Compensation Policy.
Executive Severance Plan
Messrs. Plant, Winterlich, Marchuk, and Chanatry were eligible for the Company’s Executive Severance Plan during 2025. The plan provides that, upon a termination of employment without cause and subject to execution and non-revocation of a general release of legal claims against the Company, the participant will receive:
i.
For Mr. Plant, a cash severance payment equal to one-and-a-half years of base salary and target annual cash incentive; for Messrs. Winterlich and Marchuk, a cash severance payment equal to one year of base salary and target annual cash incentive; and for Mr. Chanatry, a cash severance payment equal to one year of base salary.

ii.
For Mr. Plant, continued health care benefits for a one-and-a-half year period; for Messrs. Winterlich and Marchuk, continued health care benefits for a two-year period; and for Mr. Chanatry, continued health care benefits for a one-year period.

iii.
For Mr. Plant, a cash payment equal to one-and-a-half years of retirement accrual; for Messrs. Winterlich and Marchuk, a cash payment equal to two additional years of retirement accrual; and for Mr. Chanatry, a cash payment equal to one year of additional retirement accrual, calculated as described in the plan.

66   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Executive Compensation—Compensation Tables

The following table shows the severance payments and benefits that would have been payable to the NEOs under the Executive Severance Plan upon a termination without cause on December 31, 2025.
Name	Cash Severance Payment ($)	Additional Retirement Accrual ($)	Value of continued active health care benefits ($)
John C. Plant	7,425,000	222,750	459
Patrick J. Winterlich	1,400,000	84,000	58,625
Neil E. Marchuk	1,460,000	87,600	40,911
Michael N. Chanatry	610,000	31,110	300
Change in Control Severance Benefits
Messrs. Plant, Winterlich, Marchuk, and Chanatry were eligible for the Company’s Change in Control Severance Plan during 2025. The plan is designed to serve shareholders by assuring that the Company will have the continued dedication of the covered executives, notwithstanding the possibility, threat or occurrence of a change in control. These protections are intended to encourage the executives’ full attention and dedication to the Company in the event of any threatened or pending change in control, which can result in significant distraction by virtue of the personal uncertainties and risks that executives frequently face under such circumstances. Severance benefits under the Change in Control Severance Plan are provided upon a termination of employment without cause or resignation by the executive for good reason, in either case within two years after a change in control of the Company.
Upon a qualifying termination, the severance benefits under the Change in Control Severance Plan are:
i.
For Mr. Plant, a cash payment equal to two-and-a-half times his annual salary and target annual cash incentive; for Messrs. Winterlich and Marchuk, a cash payment equal to two times annual salary plus target annual cash incentive; and for Mr. Chanatry, a cash payment equal to one-and-a-half times annual salary plus target annual cash incentive.

ii.
For Mr. Plant, continued health care benefits for two-and-a-half years; for Messrs. Winterlich and Marchuk, continued health care benefits for two years; and for Mr. Chanatry, continued health care benefits for one-and-a half years.

iii.
For Mr. Plant, two-and-a-half additional years of Company savings plan contributions; for Messrs. Winterlich and Marchuk, two additional years of Company savings plan contributions; and for Mr. Chanatry, one-and-a-half additional years of Company savings plan contributions.

iv.
Six months of outplacement benefits.

v.
A prorated annual cash incentive at target for the completed period of service in the year in which the severance occurs.

There is no excise tax gross-up provision under the Change In Control Severance Plan.
The terms of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated, provide that unvested equity awards, including awards held by the NEOs, do not immediately vest upon a change in control if a replacement award is provided. However, the replacement award will vest immediately if, within a two-year period following a change in control, a plan participant is terminated without cause or leaves for good reason. In general, performance-based stock awards will be converted to time-vested stock awards upon a change in control under the following terms: (i) if 50% or more of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on actual performance completed as of the date of the change in control; or (ii) if less than 50% of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on the target number or value.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   67

Executive Compensation—Compensation Tables

The following table shows the severance payments and benefits that would have been payable if both a change in control and a termination without cause or resignation for good reason occurred on December 31, 2025, as well as the value of the unvested equity awards that would have become vested upon such termination or resignation. Equity award values are estimated using the Company’s closing stock price on December 31, 2025, which was $205.02 per share, with any 2023 PRSU awards included at the 200% achievement level, as described on page x, and the 2024 and 2025 PRSU awards included at target.
Name	Cash Severance Payment ($)	Value of Additional Retirement Accrual ($)	Value of continued active health care benefits ($)	Prorated Annual Incentive Compensation in Year of Termination ($)	Value of equity awards on 12/31/2025 that would have immediately vested ($)
John C. Plant	12,375,000	641,250	787	3,150,000	123,696,357
Patrick J. Winterlich	2,800,000	168,000	58,625	58,333	0
Neil E. Marchuk	2,920,000	175,200	40,911	725,833	29,593,817
Michael N. Chanatry	1,555,500	101,565	459	422,916	13,765,043
Retirement Benefits
Mr. Giacobbe retired as of December 31, 2025. He has not commenced his qualified plan pension benefit, but if he commenced his benefit as of December 31, 2025, his annual qualified plan pension benefit would be $31,247 in the form of a single life annuity. His annual nonqualified plan pension benefit of $40,161 is payable on July 1, 2026, in the form of a 50% joint & survivor annuity. Messrs. Plant, Winterlich, Marchuk, and Chanatry and Ms. Lin were not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006, and subsequently frozen to future benefit accruals as of April 1, 2018.

68   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Executive Compensation—2025 CEO Pay Ratio

2025 CEO Pay Ratio
Background

Item 402(u) of the SEC’s Regulation S-K requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u).
Methodology and Determined Ratio

The pay ratio disclosure rule permits companies to identify the median employee only once every three years, provided that there has not been a change in employee population or employee compensation arrangements that would significantly change the pay ratio disclosure. However, the total compensation amounts for both the median employee and the CEO to calculate the CEO pay ratio are required to be updated and disclosed on an annual basis.
In 2023, we determined the median employee by analyzing base salary and wages (including overtime, shift premium, etc.) for all active employees (annualized based on full-time or part-time hourly or salaried status for 2023 if employed for less than the full year) in and outside the United States as of December 31, 2023. We then calculated that median employee’s total compensation for 2025 in accordance with the rules applicable to disclosure of compensation in the summary compensation table. The total compensation of the median employee based on this methodology and criteria for 2025 was $63,551.
Mr. Plant’s total compensation for 2025, as reported in the Summary Compensation Table, was $70,547,718. Therefore, the annual CEO total compensation was approximately 1,110 times that of the median annual total compensation of all other employees in 2025.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   69

Executive Compensation—2025 Pay Versus Performance (“PVP”)

2025 Pay Versus Performance (“PVP”)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and the Company’s financial performance.
Pay versus Performance Table

The following table provides a summary of CAP to the principal executive officer (“PEO”), the average CAP for the non-PEO named executive officers (the “Other NEOs”), total shareholder return (“TSR”), Net Income and the Company-selected financial measure of Adjusted EBITDA excluding special items for 2021 through 2025.
(a)	(b1)	(c1)	(b2)	(c2)	(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Summary Compensation Table Total for Former PEO ($)	Compensation Actually Paid to Former PEO ($)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($M)	Adjusted EBITDA excluding special items ($M)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
2025	70,547,718	134,793,953	N/A	N/A	2,911,867	10,722,278	728.18	230.45	1,508	2,416
2024	22,377,036	46,489,947	N/A	N/A	4,827,575	17,267,671	387.42	162.31	1,155	1,914
2023	7,344,588	25,664,035	N/A	N/A	3,169,759	8,120,341	191.13	141.88	765	1,508
2022	1,748,249	28,762,436	N/A	N/A	2,329,091	4,209,545	138.66	132.89	469	1,276
2021	17,189,000	27,690,521	7,235,606	(8,426,878)	4,708,450	5,656,805	111.67	113.22	258	1,135

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used.

Notes to Pay versus Performance Table
Column(s)
(b1)—(c2)	John C. Plant and Tolga I. Oal were co-CEOs of Howmet Aerospace in 2021 until Mr. Oal’s termination in October 2021. At that point, Mr. Plant became sole CEO. Mr. Plant’s compensation is reported in the table in the PEO columns and Mr. Oal’s compensation is reported in the Former PEO columns.
(d)—(e)
Compensation reported in these columns reflects the Other NEOs as reported in the Summary Compensation Table (“SCT”) for that year.
▪
For 2025, the Other NEOs are Patrick J. Winterlich, Kenneth J. Giacobbe, Neil E. Marchuk, Michael N. Chanatry and Lola F. Lin

▪
For 2021-2024, the Other NEOs were Kenneth J. Giacobbe, Neil E. Marchuk, Lola F. Lin, and Michael N. Chanatry.

(c1), (c2), and (e)
The dollar amounts shown in these columns reflect “compensation actually paid” calculated in accordance with SEC rules. As required, the dollar amounts include unvested amounts of equity compensation that may be realizable in future periods and may still be forfeited, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid during the applicable years.
The CAP totals represent the SCT totals for the applicable year adjusted as required by SEC rules to exclude the grant date fair value of any equity awards made during the year and to include the fair value of current and prior years’ equity awards as follows:
▪
For awards that vest during the year, the change, as of the vesting date, from the prior year-end value.

▪
For awards that are outstanding (i.e., unvested) as of the end of the year, the fair value as of the end of the year if a new award or for a previously granted award, the change in the fair value from the end of the previous year.

▪
For awards that are forfeited during the year, a negative amount equal to the sum of fair values reported at the end of the prior fiscal year.

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Executive Compensation—2025 Pay Versus Performance (“PVP”)

The SEC rules also require any change in pension value as reported in the SCT be excluded and to include instead the service cost or prior service cost under pension plans for services rendered by the executive during the applicable year. However, our executives who participate in our defined benefit plans ceased accruing service credit under those plans when they were frozen on April 1, 2018; thus, there is no longer any service cost or prior service cost to be included.

(f)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2020. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P 500 Aerospace and Defense Industry Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. The separate proxy peer group used by the Compensation Committee for purposes of determining compensation paid to our executive officers is described on “Attachment B—Howmet Aerospace Inc. Peer Group Companies”.

(i)	Adjusted EBITDA excluding special items is the financial measure from the tabular list of 2025 Most Important Measures shown below, which, in the Company’s assessment, represents for 2025 the most important performance measure used to link compensation actually paid to the Company’s performance.
The adjustments made to the amounts reported in the SCT to determine CAP are shown in the tables below.
PEO—John C. Plant
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2025	70,547,718	(62,100,218)	N/A	91,459,840	34,886,613	0	134,793,953
2024	22,377,036	(14,100,036)	N/A	38,212,947	N/A	0	46,489,947
2023	7,344,588	0	N/A	0	7,355,000	10,964,447	25,664,035
2022	1,748,249	0	N/A	0	24,979,737	2,034,450	28,762,436
2021	17,189,000	(15,445,000)	N/A	15,915,000	7,616,362	2,415,160	27,690,521
Former PEO—Tolga I. Oal
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2022-2025	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	7,235,606	(3,700,013)	N/A	0	(12,092,669)	130,199	(8,426,878)

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   71

Executive Compensation—2025 Pay Versus Performance (“PVP”)

Average of Other NEOs
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2025	2,911,867	(1,376,103)	(5,255)	2,425,108	4,593,785	2,172,876	10,722,278
2024	4,827,575	(2,911,331)	(2,966)	5,710,517	6,454,570	3,189,306	17,267,671
2023	3,169,759	(1,337,539)	(22,237)	2,297,138	3,523,476	489,744	8,120,341
2022	2,329,091	(1,237,539)	N/A	1,386,179	1,585,197	146,617	4,209,545
2021	4,708,450	(3,634,036)	N/A	3,800,011	722,058	60,322	5,656,805

(i)
SCT Total includes salary, annual cash incentive, the present value of equity grants as of the grant date, the change in pension value, and all other compensation.

(ii)
Deductions from SCT Total is the grant date fair value of equity awards granted in each year and any amounts reported in the Change in Pension Value column of the SCT

(iii)
Additions to the SCT Total is the value of equity calculated in accordance with the SEC methodology for determining CAP as described above. Mr. Oal’s large negative number in 2021 is due to his termination in October 2021 and associated forfeiture of all of his outstanding equity awards.

(iv)
Despite the excellent stock price performance in 2025, the average CAP for Other NEOs is lower because Ms. Lin voluntarily resigned in 2025 and her outstanding equity was cancelled, which resulted in a negative 2025 CAP for her of -$5,592,520.

List of Most Important Performance Metrics
The financial metrics listed below are used in the Company’s annual cash incentive compensation plan and long-term incentive compensation plan and are the key drivers to compensation actually paid to executives.
In 2025, the financial metrics used in the annual cash incentive compensation plan determine 80% of the plan result. The remaining 20% is based on strategic goals. The compensation paid to executive is dependent upon:
1.
The performance against targets set for each of the financial metrics

2.
The performance against strategic goals

3.
Individual performance factors

In 2025, the metrics used in the long-term incentive compensation plan included internal financial metrics and relative TSR to determine the number of PRSUs earned. The compensation paid to executives depends upon:
1.
The performance against the targets set for each of the financial metrics

2.
The relative TSR performance against the PRSU Peer Group

72   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Executive Compensation—2025 Pay Versus Performance (“PVP”)

3.
The increase (or decrease) in the stock price from the date of grant to the date of vesting

Metric	Used in Annual Incentive Compensation Plan	Used in Long-Term Incentive Compensation Plan
Adjusted EBITDA Margin excluding special items	For the 2021 performance year	For PRSU awards granted in 2021-2022
Adjusted EBITDA excluding special items	For the 2022 and 2023 performance years	For PRSU awards granted in 2023-2025
Adjusted Free Cash Flow	For all performance years from 2021-2025	Not used
Adjusted Earnings per Share excluding special items	Not Used	For PRSU awards granted in 2022-2025
Relationship Between Company TSR and Peer Group TSR
The peer group used to calculate Total Shareholder Return is the S&P 500 Aerospace & Defense Index, which comprises Axon Enterprise, Inc., General Dynamics Corporation, General Electric Company (operating as GE Aerospace), Howmet Aerospace Inc., Huntington Ingalls Industries, L3Harris Technologies, Inc., Lockheed Martin Corporation, Northrop Grumman Corporation, RTX Corporation, Textron Inc., The Boeing Company, and TransDigm Group Incorporated. This is one of the peer groups that is used for the Stock Performance Graph in our annual report.
The amounts in the chart below are the cumulative return of an initial investment of $100 on December 31, 2020 and the reinvestment of dividends. The return for the peer group is weighted by the market cap of the companies at the beginning of the period. Under this methodology, the Company outperformed its peers over each period measured.

1-Year TSR
2-Year TSR
3-Year TSR
4-Year TSR
5-Year TSR
$111.67
$113.22
$138.66
$132.89
$191.13
$141.88
$387.42
$162.31
$728.18
$230.45
2021
2021-2022
2021-2023
2021-2024
2021-2025
Howmet Aerospace Inc
S&P 500 Aerospace & Defense Index

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   73

Executive Compensation—2025 Pay Versus Performance (“PVP”)

Relationship Between Company TSR and CAP
The charts below show the relationship between Company TSR and CAP. The charts for the PEO aggregate the CAP for Mr. Plant and Mr. Oal for 2021 when they served as co-CEOs.

An increase in Howmet Aerospace’s stock price impacts compensation actually paid in several ways:
▪
An increase in stock price increases the value of the underlying RSUs and increases the fair value of PRSUs.

▪
The PRSU awards in 2021 and 2022 used relative TSR performance as a multiplier of up to +/-20% applied to the financial metric results. The 2023, 2024, and 2025 PRSU awards use relative TSR as a separate metric weighted one-third (2023, 2024) or 20% (2025) of the outcome. The relative TSR performance we use for our PRSUs differs from that in the table above in several important ways:

1.
The peer group that the Company uses to measure TSR (the “PRSU Peer Group”) is a broader group of Aerospace & Defense companies (see “Attachment B—Howmet Aerospace Inc. Peer Group Companies” for complete list).

2.
The PRSU Peer Group TSR performance is not weighted by market cap. We feel this more accurately reflects the performance of the peer group by preventing the few large market cap companies from skewing the results.

3.
The PRSU Peer Group uses a monthly average as the starting and ending points for the TSR calculation rather than a single day. This mitigates the possibility of a single day market event influencing the final result and more accurately reflects the stock trading levels from the beginning to the end of the performance period.

The Company’s TSR performance, as measured for our PRSUs, has been at or near the top of our peer group for each of the performance periods.
PRSU Award Year	Measurement Period	Howmet Aerospace TSR Rank Among PRSU Peer Group
2021	January 1, 2021–December 31, 2023 (completed)	Highest out of 18 other peers
2022	January 1, 2022–December 31, 2024 (completed)	Highest out of 19 other peers
2023	January 1, 2023–December 31, 2025 (completed)	Highest out of 19 other peers
2024	January 1, 2024–March 9, 2026 (partial)	Highest out of 18 other peers
2025	January 1, 2025–March 9, 2026 (partial)	90th percentile of 20 other peers

74   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Executive Compensation—2025 Pay Versus Performance (“PVP”)

Relationship Between Net Income and CAP; Relationship Between Adjusted EBITDA excluding special items and CAP
The following charts show the relationship between Net Income and CAP, and Adjusted EBITDA excluding special items and CAP. The charts for the PEO aggregate the CAP for Mr. Plant and Mr. Oal for 2021 when they served as co-CEOs.

Adjusted EBITDA Margin excluding special items was used as a metric for our annual incentive plan in 2021 and as a metric for our PRSU awards in 2021 and 2022. Adjusted EBITDA excluding special items was used as a metric from our annual incentive plans each year from 2022 through 2025 and as a metric for our PRSU awards each year from 2023 through 2025.
Both Net Income and Adjusted EBITDA excluding special items increased significantly from 2021 to 2025, which helped drive the Company’s excellent stock price performance, which increased the value of both the PEO and Other NEO awards.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   75

Questions and Answers about the Annual Meeting and Voting
When is the 2026 Annual Meeting of Shareholders?

Date and Time	Attending the Virtual Meeting
The 2026 Annual Meeting of Shareholders of Howmet Aerospace Inc. will be held virtually via live webcast on: Tuesday, May 19, 2026 at 9:00 a.m. Eastern Time.	If you plan attend the Annual Meeting, you should log into the website at www.virtualshareholdermeeting.com/HWM2026 approximately fifteen minutes before the meeting is scheduled to begin.
Will there be a replay of the Annual Meeting webcast?

A replay of the Annual Meeting will be available on the Company’s website at www.howmet.com under “Investors—Annual Meeting”.
Who is entitled to vote and how many votes do I have?

If you were a shareholder of record of Howmet Aerospace common stock, par value $1.00 per share (the “common stock”), at the close of business on March 24, 2026, you are entitled to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own.
How do I vote my shares?

Shareholder of Record or Registered Shareholder
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Before the Annual Meeting, by 8:59 a.m. Eastern Time on May 19, 2026, all shareholders of record can vote:
By Internet	www.proxyvote.com Follow the procedures and instructions described on the proxy card. You will need your 16-digit control number located on your proxy card or Notice.
The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.

By Telephone	By telephone within the U.S, U.S. territories and Canada: 1-800-690-6903
By Mail
All shareholders of record who received paper copies of our proxy materials can also vote by mail using their proxy card. If you are a shareholder of record and received a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.

During the Live Webcast of the Annual Meeting
All shareholders of record or registered shareholders may vote during the live webcast of the Annual Meeting. You will need the 16-digit control number located on your Notice or proxy card to log in to the virtual meeting at www.virtualshareholdermeeting.com/HWM2026. Voting online during the Annual Meeting will replace any previous votes.

We encourage you to vote by proxy as soon as possible. The proxy committee will vote your shares according to your directions.

76   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting

Beneficial Owner of Shares
If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.
Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026), unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other financial institution or following the instructions provided to you for voting your shares via telephone or the internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual meeting. If you wish to vote your shares at the meeting, you will need your 16-digit control number provided on the instructions that accompanied your proxy materials.
Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the Annual Meeting. In order to be counted, the revocation or change must be received by 11:59 p.m. Eastern Time on May 18, 2026.
To revoke your proxy or change your voting instructions:
▪
Vote again by telephone or at the internet website;

▪
Mail a revised proxy card or voting instruction form that is dated later than the prior one; or

▪
Shareholders of record may notify Howmet Aerospace’s Corporate Secretary’s Office in writing that a prior proxy is revoked.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.
Shareholders of record and beneficial owners of shares may vote online during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes.
Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
▪
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

▪
in the case of a contested proxy solicitation;

▪
to allow for the independent inspector of election to certify the results of the vote; or

▪
if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management.

American Election Services, the independent proxy tabulator used by Howmet Aerospace, counts the votes and acts as the inspector of election for the 2026 Annual Meeting.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   77

Questions and Answers about the Annual Meeting and Voting

What constitutes a “quorum” for the meeting?

A quorum consists of a majority of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for the purposes of a quorum. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes (if any) count as “shares present” at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.
What is the effect of an “ABSTAIN” vote?

If you choose to abstain in voting on the election of directors, your abstention will have no effect, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST.”
If you choose to abstain on voting on any other matter at our Annual Meeting, your abstention will be counted as a vote “AGAINST” the proposal, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST” plus votes “ABSTAINING.”
What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary matter but does not vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2026 (Item 2) is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Item 2 on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “nondiscretionary” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 24, 2026, the record date for the meeting, Howmet Aerospace had 400,713,557 shares of common stock outstanding. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
The Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our shareholders at the Annual Meeting. Under our Bylaws, assuming a quorum is present at the Annual Meeting, in all matters other than the election of directors, the affirmative vote of a majority of the shares present virtually or represented by proxy at the meeting and entitled to vote on the matter will be the act of the Company’s shareholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote, and have the practical effect of being voted “against” the matter, other than in the election of directors.
With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election, meaning that the number of shares voted “FOR” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

78   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting

Item		Voting Options	Board Recommendation	Voting Required for Approval	Impact of Abstention	Impact of Broker Non-Vote
1.	Election of 9 directors to serve a one-year term expiring at the 2027 Annual Meeting of Shareholders	FOR, AGAINST or ABSTAIN (for each director nominee)	FOR each nominee	Votes for a nominee must exceed 50% of the votes cast with respect to that nominee	Not counted as votes cast; no effect on outcome	No effect
2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	Not applicable; brokers have discretion to vote on this item
3.	Advisory vote to approve executive compensation	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	No effect
What does it mean if I receive more than one Notice?

If you are a shareholder of record or participate in Howmet Aerospace’s Dividend Reinvestment and Stock Purchase Plan, you will receive one Notice for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-851-9677 (in the United States and Canada) or 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006 or through the Computershare website, www.computershare.com.
What is “householding”?

Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources. Householding will not in any way affect dividend check mailings.
Prior to the Annual Meeting, we will deliver promptly upon written or oral request a separate copy of the 2025 Annual Report, 2026 Proxy Statement, or other proxy materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Broadridge Financial Services at 1-800-579-1639 or sending an email to sendmaterial@proxyvote.com.
Shareholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare Trust Company, N.A., at: 1-800-851-9677 (in the United States and Canada) 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006 or through the Computershare website, www.computershare.com.
Shareholders owning their shares through a bank, broker or other similar organization may request to begin or to discontinue householding by contacting their bank, broker or other nominee.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   79

Questions and Answers about the Annual Meeting and Voting

May I nominate someone to be a director of Howmet Aerospace?

Yes, please see “Nominating Board Candidates” on page 17 for details on the procedures for shareholder nominations of director candidates.
When are shareholder proposals for the 2027 annual meeting due?

To be considered for inclusion in the Company’s 2027 Proxy Statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than December 7, 2026. Address all shareholder proposals to Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2027 Annual Meeting, which the shareholder wishes to include in the Company’s proxy materials relating to the 2027 Annual Meeting, must be received by the Company at the above address no earlier than November 7, 2026 and no later than December 7, 2026, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2027 Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices no earlier than January 19, 2027 and no later than February 18, 2027. Address all notices of intention to present proposals at the 2027 Annual Meeting to: Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Who pays for the solicitation of proxies?

Howmet Aerospace pays the cost of soliciting proxies. Proxies will be solicited by Howmet Aerospace on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Sodali & Co, 333 Ludlow Street, 5th floor, South Tower, Stamford, CT 06902, to assist with the solicitation for an estimated fee of $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.
Can I access the proxy materials on the Internet?

Yes. The Company’s 2026 Proxy Statement and 2025 Annual Report are available at www.virtualshareholdermeeting.com/HWM2026 or can be accessed via the Company website at www.howmet.com under “Investors—Annual Meeting”.
How may I obtain a copy of Howmet Aerospace’s Annual Report on Form 10-K and proxy materials?

The Company will provide without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2025 and the 2026 Proxy Statement for this Annual Meeting at your request.
Please direct all requests to: Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street
Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. These materials are also available on the Howmet Aerospace website at www.howmet.com.

80   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting

ADDITIONAL DETAILS REGARDING THE VIRTUAL ANNUAL MEETING
The 2026 Annual Meeting of Shareholders of Howmet Aerospace Inc. will be held virtually via live webcast on Tuesday, May 19, 2026, at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/HWM2026. There will be no physical in-person meeting.
Attendance and Participation

We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Our virtual Annual Meeting will be conducted via live webcast. Shareholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HWM2026. Shareholders will be able to vote their shares electronically during the Annual Meeting.
Shareholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number located on their Notice, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Online access will be available 15 minutes prior to the start of the Annual Meeting.
The virtual Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting.
Questions and Information Accessibility

The virtual Annual Meeting format allows shareholders to communicate with the Company during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/HWM2026, entering the 16-digit control number, typing your question into the “Ask a Question” field, and clicking “Submit.”
If you wish to submit a question prior to the Annual Meeting, you may do so beginning 5 days in advance of the meeting, by logging int to www.proxyvote.com entering your 16-digit control number. Once past the login screen, click on “Submit Question.”
Questions pertinent to the Annual Meeting will be answered in the live Question and Answer (“Q&A”) session during the Annual Meeting, subject to time constraints. Our Annual Meeting, including the Q&A session, will follow “Rules of Conduct,” which will be available on the virtual meeting platform. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our website at www.howmet.com under “Investors—Annual Meeting.” The questions and answers will be available as soon as practicable after the meeting.
Technical Difficulties

We have retained Broadridge Financial Solutions (“Broadridge”) to host the Annual Meeting virtually via live webcast. If you encounter any difficulties accessing or participating in the virtual Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/HWM2026. Technical support will be available beginning at 8:45 a.m. Eastern Time on Tuesday, May 19, 2026.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   81

Attachments
Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services
I.
Statement of Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under this policy will require specific pre-approval by the Audit Committee before the service is provided.
The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.
II.
Delegation

The Audit Committee delegates pre-approval authority to the Chairman of the Committee. In addition, the Chairman may delegate pre-approval authority to one or more of the other members of the Audit Committee. The Chairman or member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
III.
Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.
IV.
Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.
V.
Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance and support, without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.
VI.
All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   A-1

Attachments—Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services

VII.
Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VIII.
Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor has provided detailed descriptions regarding the specific services to be provided. Upon completion of services, the independent auditor will provide to management, upon request, detailed back-up documentation, including hours, personnel and task description relating to the specific services provided.
IX.
Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer or Vice President, Internal Audit and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

A-2   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Attachments—Attachment B—Howmet Aerospace Inc. Peer Group Companies

Attachment B—Howmet Aerospace Inc. Peer Group Companies
Proxy Peer Group for Market Information (n=18)

AMETEK Inc.	Keysight Technologies	Stanley Black & Decker, Inc.
Dover Corporation	L3Harris Technologies, Inc.	Teledyne Technologies Incorporated
Emerson Electric	Otis Worldwide	Textron Inc.
Hubbell Incorporated	Parker-Hannifin Corporation	TransDigm Group Incorporated
Illinois Tool Works Inc.	Rockwell Automation, Inc.	Westinghouse Air Brake Technologies
Ingersoll Rand	Snap-On Incorporated	Xylem Inc.
PRSU Peer Group—Aerospace and Defense Peer Group for Measuring Relative TSR Performance for 2023, 2024 and 2025 Long-Term Incentives

ATI, Inc.(1)	Hexcel Corporation	StandardAero, Inc.(2)
AAR Corp.	L3Harris Technologies, Inc.	Teledyne Technologies Incorporated
The Boeing Company	Lockheed Martin Corporation	Textron Inc.
BWX Technologies, Inc.	Moog Inc.	TransDigm Group Incorporated
Curtiss-Wright Corporation	Northrop Grumman Corporation	Triumph Group, Inc.(3)
GE Aerospace(2)	Parsons Corporation	Woodward Inc.
General Dynamics Corporation	RTX Corporation
HEICO Corporation	Spirit AeroSystems Holdings, Inc.(3)

(1)
ATI, Inc. added for 2024 and 2025 long-term incentives only

(2)
GE Aerospace and StandardAero, Inc. added for 2025 long-term incentives only

(3)
Spirit AeroSystems Holdings, Inc. and Triumph Group, Inc. removed for 2025 long-term incentives only

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   B-1

Attachments—Attachment C—Calculation of Financial Measures

Attachment C—Calculation of Financial Measures
Non-GAAP Financial Measures

Some of the information included in this document is derived from Howmet Aerospace’s consolidated financial information but is not presented in Howmet Aerospace’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found below.
Reconciliation of Net Income Excluding Special Items and Diluted Earnings Per Share (EPS) Excluding Special Items

($ in millions except per share amounts)	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net income	$1,508	$1,155	$765	$469	$258
Diluted earnings per share (EPS)	$3.71	$2.81	$1.83	$1.11	$0.59
Special items:
Restructuring and other charges	84	21	23	56	90
Discrete and other tax items(1)	(52)	(59)	(9)	(8)	9
Other special items:
Loss on debt redemption	15	6	2	2	147
Plant fire (reimbursements) costs, net	—	(18)	(12)	36	(3)
Collective bargaining agreement negotiations	—	—	8	—	—
(Settlement) judgment from legal proceeding	—	—	(24)	65	—
Legal and other advisory reimbursements	—	—	—	(3)	(4)
Acquisition costs	2	—	—	—	—
Costs associated with closures, supply chain disruptions, and other items	1	1	13	3	35
Total Other special items	18	(11)	(13)	103	175
Tax impact(2)	(25)	1	—	(27)	(90)
Net income excluding Special items	$1,533	$1,107	$766	$593	$442
Diluted EPS excluding Special items	$3.77	$2.69	$1.84	$1.40	$1.01
Average number of shares—diluted EPS	406	410	416	421	435
Net income excluding Special items and Diluted EPS excluding Special items are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews the operating results of the Company excluding the impacts of Restructuring and other charges, Discrete tax items, and Other special items (collectively, “Special items”). There can be no assurances that additional Special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net income and Diluted EPS determined under GAAP as well as Net income excluding Special items and Diluted EPS excluding Special items.
(1)
Discrete tax items for each period included the following:

▪
for the year ended December 31, 2025, an excess tax benefit for stock compensation ($18), benefits related to U.S. tax accounting method changes for certain prior period transaction and other costs ($17), a benefit to release a valuation allowance related to U.S. foreign tax credits ($8), a benefit to release a valuation allowance related to U.S. state tax losses

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   C-1

Attachments—Attachment C—Calculation of Financial Measures

and credits ($6), a net benefit related to U.S. federal and state R&D credits claimed for prior years ($5), a net benefit for prior year tax adjustments ($3), a net benefit for other small items ($3), and a net charge related to the expiration of a tax holiday in China $8;
▪
for the year ended December 31, 2024, a net benefit related to additional U.S. federal and state research and development (“R&D”) credits claimed for prior years upon completion of the Company’s R&D study ($44), an excess tax benefit for stock compensation ($10), a benefit to release a valuation allowance related to U.S. state tax losses and credits ($6), a benefit to release a valuation allowance related to U.S foreign tax credits ($4), a net charge for prior year audit assessments and tax adjustments $4, and a charge for other small items $1;

▪
for the year ended December 31, 2023, a charge for a tax reserve established in France $20, a benefit to release a valuation allowance related to U.S. foreign tax credits ($14), an excess benefit for stock compensation ($9), a benefit to release a valuation allowance related to U.S. state tax losses and tax credits ($2), a benefit to revalue deferred taxes for changes to apportioned U.S. state tax rates ($2), and a net benefit for other small items ($2);

▪
for the year ended December 31, 2022, a charge to record a valuation allowance related to U.S. foreign tax credits $12, a benefit to release a valuation allowance related to an interest carryforward tax attribute in the U.K. ($6), an excess benefit for stock compensation ($6), a benefit related to a tax depreciation accounting method change ($5), and a benefit related to prior year foreign earnings distributed ($3); and

▪
for the year ended December 31, 2021, a net benefit related to prior year amended returns and audit settlements ($14), a charge related to prior year foreign earnings distributed or no longer considered permanently reinvested $13, a net charge related to valuation allowance adjustments $9, and a net charge for other items $1.

(2)
The tax impact on Special items is based on the applicable statutory rates whereby the difference between such rates and the Company’s consolidated estimated annual effective tax rate is itself a Special item.

Reconciliation of Adjusted ebitda, Adjusted ebitda Excluding Special Items and Adjusted ebitda Margin Excluding Special Items

($ in millions)	Twelve months ended December 31, 2025	Twelve months ended December 31, 2024	Twelve months ended December 31, 2023
Sales	$8,252	$7,430	$6,640
Operating income	$2,046	$1,633	$1,203
Operating income margin	24.8%	22.0%	18.1%
Net income	$1,508	$1,155	$765
Add:
Provision for income taxes	$332	$228	$210
Other expense, net	40	62	8
Loss on debt redemption	15	6	2
Interest expense, net	151	182	218
Restructuring and other charges	84	21	23
Provision for depreciation and amortization	283	277	272
Adjusted EBITDA	$2,413	$1,931	$1,498
Add:
Plant fire reimbursements, net	$—	$(18)	$(12)
Collective bargaining agreement negotiations	—	—	8
Acquisition costs	2	—	—
Costs associated with closures, supply chain disruptions, and other items	1	1	14
Adjusted EBITDA excluding Special items	$2,416	$1,914	$1,508
Adjusted EBITDA Margin excluding Special items	29.3%	25.8%	22.7%

C-2   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

Attachments—Attachment C—Calculation of Financial Measures

RECONCILIATION OF ADJUSTED EBITDA, ADJUSTED EBITDA EXCLUDING SPECIAL ITEMS AND ADJUSTED EBITDA MARGIN EXCLUDING SPECIAL ITEMS

($ in millions)	Twelve months ended December 31, 2022	Twelve months ended December 31, 2021
Sales	$5,663	$4,972
Operating income	$919	$748
Operating income margin	16.2%	15.0%
Net income	$469	$258
Add:
Provision for income taxes	$137	$66
Other expense, net	82	19
Loss on debt redemption	2	146
Interest expense, net	229	259
Restructuring and other charges	56	90
Provision for depreciation and amortization	265	270
Adjusted EBITDA	$1,240	$1,108
Add:
Plant fire costs (reimbursements), net	$36	$(4)
Legal and other advisory reimbursements	(3)	(4)
Costs associated with closures, supply chain disruptions, and other items	3	35
Adjusted EBITDA excluding Special items	$1,276	$1,135
Adjusted EBITDA Margin excluding Special items	22.5%	22.8%
Adjusted EBITDA, Adjusted EBITDA excluding Special items, and Adjusted EBITDA Margin excluding Special items are non-GAAP financial measures. Management believes that these measures are meaningful to investors because they provide additional information with respect to the Company’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. The Company’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold, Selling, general administrative, and other expenses, Research and development expenses, and Provision for depreciation and amortization. Special items, including Restructuring and other charges, are excluded from Adjusted EBITDA.

HOWMET AEROSPACE   2026 PROXY STATEMENT   |   C-3

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Free Cash Flow

	Year ended
($ in millions)	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022
Cash provided from operations	$1,884	$1,298	$901	$733
Capital expenditures	(453)	(321)	(219)	(193)
Free cash flow	$1,431	$977	$682	$540
The Accounts Receivable Securitization program remains unchanged at $250 outstanding.
Free cash flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand the Company’s asset base and are expected to generate future cash flows from operations). It is important to note that Free cash flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

C-4   |   HOWMET AEROSPACE   2026 PROXY STATEMENT

HOWMET AEROSPACE | **2026** PROXY STATEMENT

ON THE COVER:
Howmet Aerospace is a global leader in advanced engineered solutions — including those shown here — providing differentiated technologies to enable lighter, more fuel-efficient aircraft, aero engines, gas turbines, and commercial vehicles to operate with a lower carbon footprint.

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HOWMET AEROSPACE INC.C/O CORPORATE SECRETARY'S OFFICE 201 ISABELLA STREETSUITE 200 PITTSBURGH, PA 15212SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 18, 2026 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HWM2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 18, 2026 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via email or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V92660-P47779KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYHOWMET AEROSPACE INC.The Board of Directors recommends you vote FOR each director nominee:1. Election of DirectorsNominees:For Against Abstain1a.James F. Albaugh!!!1b.Amy E. Alving!!!1c.Sharon R. Barner!!!1d.Joseph S. Cantie!!!1e.Robert F. Leduc!!!1f.Jody G. Miller!!!1g.John C. Plant!!!1h.Ulrich R. Schmidt!!!1i.Gunner S. Smith!!!The Board of Directors recommends you vote FOR thefollowing Proposals:ForAgainstAbstain2.Ratification of the appointment of PricewaterhouseCoopers!!!LLP as the Company’s independent registered publicaccounting firm for 2026.3.Advisory vote to approve executive compensation.!!!NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V92661-P47779HOWMET AEROSPACE INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF SHAREHOLDERS ON MAY 19, 2026The shareholder(s) hereby appoint(s) Neil E. Marchuk, Barbara L. Shultz and Patrick Winterlich, or each of them, attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Howmet Aerospace Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 A.M. Eastern Time on Tuesday, May 19, 2026, by virtual meeting via live webcast, and any adjournment or postponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE